UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07626

Putnam Municipal Opportunities Trust

(Exact name of registrant as specified in charter)

100 Federal Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2026

ITEM 1.	REPORT TO STOCKHOLDERS.

(a) The Report to Shareholders is filed herewith

Annual Report
Putnam Municipal
Opportunities Trust
April 30, 2026
Not FDIC Insured No Bank Guarantee May Lose Value
.
If you need assistance accessing this content, please reach out to your sales representative or send an email to
accessibility@franklintempleton.com .

Managed Distribution Policy : The Fund has implemented a managed distribution plan (the "Distribution Plan") whereby the Fund will distribute a level distribution amount to shareholders. Until May 31, 2026, the Fund made monthly distributions to shareholders at the rate of $0.0393 per share. Effective June 1, 2026, the Fund intends to make monthly distributions to shareholders at the rate of $0.0520 per share. Management will generally distribute amounts necessary to satisfy the Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
The Distribution Plan is intended to provide shareholders with a consistent distribution each month and is intended to narrow the discount between the market price and the Net Asset Value (NAV) of the Fund's common shares, but there is no assurance that the
Distribution Plan will be successful in doing so.
Under the Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund's investment performance from the amount of the Fund's distributions or from the terms of the Fund's
Distribution Plan.
The Board may amend the terms of the Distribution Plan or terminate the Distribution Plan at any time without prior notice to the
Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Distribution Plan. The amendment or termination of the Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Distribution Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.
Please see the "Important Information to Shareholders" section for additional information.

franklintempleton.com
Annual Report

Contents
Fund Overview 2
Performance Summary 4
Financial Highlights and Schedule of Investments 7
Financial Statements 20
Notes to Financial Statements 23
Report of Independent Registered
Public Accounting Firm 32
Tax Information 33
Important Information to Shareholders 34
Annual Meeting of Shareholders 41
Dividend Reinvestment and Cash Purchase Plan 42
Board Members and Officers 44
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franklintempleton.com
Annual Report
Putnam Municipal Opportunities Trust
Dear Shareholder,
This annual report for Putnam Municipal Opportunities Trust
covers the fiscal year ended April 30, 2026 .
Fund Overview
Q. What is the Fund's investment strategy?
A. The goal of the Fund is to seek as high a level of current income exempt from federal income tax consistent with
preservation of capital. The Fund intends to achieve its
goal by investing in a portfolio of investment-grade and
some below investment-grade municipal bonds selected
by Putnam Management. The Fund also uses leverage,
primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The Fund’s shares
trade on a stock exchange at market prices, which may be
lower than the Fund’s net asset value. The Fund’s use of
leverage involves risks, which are discussed in more detail
below, and may increase the volatility of the Fund’s net asset value.
Q. What were the overall market conditions during the
Fund's reporting period?
A. Over the period under review, the municipal (muni) bond
market navigated two significant geopolitical disruptions and a shifting U.S. Federal Reserve (Fed) policy stance, all of
which contributed to meaningful volatility across fixed income markets. The period began amid the fallout from sweeping
U.S. tariff announcements, which triggered sharp equity
market corrections, elevated risk aversion and a rise in U.S.
Treasury (UST) yields. As trade tensions gradually eased
and inflation moderated, the Fed pivoted toward monetary
easing, delivering a cumulative 75 basis points (bps) of rate cuts during the reporting period, bringing the federal funds target range to 3.50%-3.75% by December 2025. New tax-
exempt muni bond issuance surpassed $500 billion for 2025,
setting a new annual record. Overall muni bond issuance,
including tax-exempt and taxable, came in just below
$580 billion during the period under review. Geopolitical
risks resurfaced in late February 2026 when a conflict in
the Middle East severely disrupted the Strait of Hormuz,
pushing Brent crude above $110 per barrel. At its March
2026 meeting, the Fed held rates steady, signaling it would
look through any initial oil supply shock on inflation while retaining an easing bias. The period closed on a constructive note. New issuance in 2026 is tracking more than 10%
above 2025's pace, driven by ongoing infrastructure capital
requirements, in our view. Credit fundamentals remained
resilient throughout the period, supported by healthy
state and local reserves. By period-end, the yield on the
benchmark 10-year UST yield had increased by 21 bps to
4.37%. In contrast, muni yields fell across most tenors.
Q. How did we respond to these changing market
conditions?
A. The Fund maintained an overweight to lower-rated
investment-grade (IG) and the highest-rated high-yield
(HY) portions of the investment universe, while remaining
underweight to both highly rated IG and the most speculative
HY portions of the market. By period end, the Fund’s largest sector allocations were in transportation, health care and
housing-related bonds. The Fund maintained a longer
duration than the benchmark, with an underweight to the
very front end of the yield curve.
Performance Overview
For the 12 months under review, the Fund posted cumulative
total returns of +9.21% based on market price and +8.15%
based on net asset value. In comparison, the Bloomberg
Municipal Bond Index, which is a broad measure of the
municipal bond market with maturities of at least one year,
posted a +6.34% cumulative total return
1
. You can find the
Fund’s long-term performance data in the Performance
Summary on page 4 .
Portfolio Composition
4/30/26
% of Total
Investments
Transportation 17.42%
Health Care 14.39%
Housing 13.77%
Education 12.79%
Lease 8.28%
Special Tax 8.27%
Industrial Development Revenue and Pollution
Control 7.87%
Local 6.93%
Other Revenue Bonds 4.14%
State General Obligation 4.05%
Utilities 1.95%
Other 0.14%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
Important data provider notices and terms available at www.franklintempletondatasources.com.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI).
The SOI begins on page
8
.

Putnam Municipal Opportunities Trust

franklintempleton.com
Annual Report
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
The Fund has implemented a managed distribution plan
whereby the Fund will distribute a level distribution amount to shareholders. Until May 31, 2026, the Fund made monthly
distributions to shareholders at the rate of $0.0393 per
share. Effective June 1, 2026, the Fund intends to make
monthly distributions to shareholders at the rate of $0.0520 per share. Management will generally distribute amounts
necessary to satisfy the Fund’s plan and the requirements
prescribed by excise tax rules and Subchapter M of the
Internal Revenue Code of 1986, as amended (the "Code").
The plan is intended to provide shareholders with a
consistent distribution each month and is intended to narrow the discount between the market price and the NAV of the
Fund’s common shares, but there is no assurance that the
plan will be successful in doing so. For the fiscal year ended
April 30, 2026, the Fund made distributions to shareholders
totaling $0.47 per share, of which $0.03 will be treated as
return of capital for tax purposes. A return of capital does not necessarily reflect the Fund's investment performance and
should not be confused with “yield” or “income.” The Fund
sends a Form 1099-DIV to shareholders each calendar year
describing how to report the Fund's distributions for federal income tax purposes. Please see “Important Information to
Shareholders” section for additional information.
Q. What were the leading contributors to performance?
A. The Fund maintained a modestly long duration position
over the period, which contributed to performance as muni
yields fell across the curve.
Q. What were the leading detractors from performance?
A. Security selection within the highest-rated positions of the
IG universe.
Q. Were there any significant changes to the Fund
during the reporting period?
A. There were no significant changes to the Fund’s overall
positioning and portfolio construction process over the
period.
Effective May 30, 2025, Paul M. Drury retired and stepped
down as a member of the Fund’s portfolio management
team.
Thank you for your continued participation in Putnam
Municipal Opportunities Trust. We look forward to serving
your future investment needs.
Sincerely,
Garrett L Hamilton, CFA
James Conn, CFA
Francisco Rivera
Daniel Workman, CFA
Benjamin C. Barber, CFA
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of April 30, 2026, the end of
the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.

Performance Summary as of April 30, 2026
Putnam Municipal Opportunities Trust

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 4/30/26
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Share Prices
Cumulative Total Return
1
Average Annual Total Return
1
Based on
NAV
2
Based on
market price
3
Based on
NAV
2
Based on
market price
3
1-Year +8.15% +9.21% +8.15% +9.21%
5-Year +1.16% -4.59% +0.23% -0.93%
10-Year +32.27% +30.25% +2.84% +2.68%
Symbol: PMO 4/30/26 4/30/25 Change
Net Asset Value (NAV) $11.32 $10.92 +$0.40
Market Price (NYSE) $10.37 $9.94 +$0.43
Distributions Per Share
(5/1/25–4/30/26)
Net Investment
Income
Tax Return
of Capital Total
$0.4422 $0.0294 $0.4716
Distributions Per Remarketed Preferred Share
(5/1/25–4/30/26)
Income Total
Series B (2,852 shares) $1,165.63 $1,165.63
Series C (2,670 shares) $1,160.42 $1,160.42
See page 6 for Performance Summary footnotes.

Putnam Municipal Opportunities Trust
Performance Summary

franklintempleton.com
Annual Report
See page 6 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
04/30/16–04/30/26

Putnam Municipal Opportunities Trust
Performance Summary

franklintempleton.com
Annual Report
Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions may heighten risks and adversely affect performance. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results.
All investments involve risks, including possible loss of principal. Fixed income securities involve interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed income securities falls. Low-rated, high-yield bonds are subject to greater price volatility, illiquidity and possibility of default. Active management does not ensure gains or protect against market declines. An investor may be subject to the federal Alternative Minimum Tax , and state and local taxes may apply. These and other risks are discussed in the Fund’s prospectus.
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or sale of shares
1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
4. Source: Morningstar. Bloomberg Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
Important data provider notices and terms available at www.franklintempletondatasources.com.

Putnam Municipal Opportunities Trust
Financial Highlights
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a
Year Ended April 30,
2026 2025 2024 2023 2022
Per common share operating performance
(for a common share outstanding throughout the year)
Net asset value, beginning of year ................... $10.92 $11.17 $11.17 $11.63 $13.95
Income from investment operations:
Net investment income
a
......................... 0.68 0.62 0.56 0.49 0.45
Net realized and unrealized gains (losses) ........... 0.40 (0.32) 0.03 (0.18) (2.13)
Distributions to preferred shareholders from:
Net investment income .......................... (0.23) (0.26) (0.26) (0.16) (0.01)
Net realized gains ............................. — — — — —
b
Total from investment operations .................... 0.85 0.04 0.33 0.15 (1.69)
Less distributions to common shareholders from:
Net investment income .......................... (0.44) (0.32) (0.29) (0.53) (0.40)
Net realized gains ............................. — — — — (0.23)
Tax return of capital ............................ (0.03) (0.10) (0.13) (0.09) —
Total distributions ............................... (0.47) (0.42) (0.42) (0.62) (0.63)
Increase from repurchase of preferred shares (Note 3) —
b
— — — —
Repurchase of shares (Note 2 ) ..................... 0.02 0.13 0.09 0.01 —
b
Net asset value, end of year ....................... $11.32 $10.92 $11.17 $11.17 $11.63
Market value, end of year
c
......................... $10.37 $9.94 $9.72 $10.29 $10.69
Total return (based on net asset value per share)
d
....... 8.15% 1.43% (1.46)% 1.83% (18.22)%
Total return (based on market value per share)
d
......... 9.21% 6.46% 3.90% 1.56% (12.60)%
Ratios to average net assets applicable to common
shares
e,f
Expenses before waiver and payments by affiliates
g
..... 1.29% 1.12% 1.17% 1.33% 0.99%
Expenses net of waiver and payments by affiliates
g
...... 1.04%
h
0.92%
h,i
0.96%
h,i
1.20%
h,i
0.99%
i
Net investment income ........................... 3.99% 3.15% 2.76% 3.02% 3.23%
Supplemental data
Net assets applicable to common shares, end of year (000’s) $310,150 $306,493 $346,949 $377,416 $394,832
Portfolio turnover rate ............................ 32% 18% 51% 36% 32%
a
Based on average daily common shares outstanding.
b
Amount rounds to less than $0.01 per share.
c
Based on the last sale on the New York Stock Exchange.
d
The Market Value Total Return is calculated assuming a purchase of common shares on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
e
Based on income and expenses applicable to both common and preferred shares.
f
Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
g
Includes expenses related to borrowings of 0.27%, 0.18%, 0.18%, 0.36% and 0.09% for the years ended April 30, 2026, 2025, 2024, 2023 and 2022, respectively.
h
Reflects waivers of certain Fund expenses in connection with the Fund's remarketed preferred shares (Note 3).
i
Benefit of expense reduction rounds to less than 0.01%.

Putnam Municipal Opportunities Trust
Schedule of Investments, April 30, 2026
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds 145.2%
Alabama 2.0%
a,b
Baldwin County Industrial Development Authority , Novelis Corp. , Revenue , 144A, 2025
A , Mandatory Put , 5% , 6/01/32 ........................................ $ 500,000 $ 511,121
a
Southeast Energy Authority A Cooperative District ,
Revenue , 2021 B , Mandatory Put , 4% , 12/01/31 ........................... 5,170,000 5,199,218
Revenue , 2025 A , Mandatory Put , 5% , 6/01/35 ............................ 505,000 517,495
6,227,834
Alaska 1.8%
c
Alaska Industrial Development & Export Authority , Dena' Nena' Henash , Revenue ,
2019 A , 4% , 10/01/44 ............................................... 6,050,000 5,683,736
Arizona 3.3%
Arizona Industrial Development Authority ,
b
BASIS Schools, Inc. Obligated Group , Revenue , 144A, 2017 D , Refunding , 5% ,
7/01/51 ........................................................ 510,000 468,186
Equitable School Revolving Fund LLC Obligated Group , Revenue , 2021 A , 4% ,
11/01/46 ....................................................... 2,855,000 2,658,653
KIPP NYC Public Charter Schools , Revenue , 2021 B , 4% , 7/01/41 ............. 720,000 659,057
b
Industrial Development Authority of the City of Phoenix Arizona (The) , BASIS Schools,
Inc. Obligated Group , Revenue , 144A, 2015 A , Refunding , 5% , 7/01/35 ......... 1,000,000 1,000,171
b
Industrial Development Authority of the County of Pima (The) ,
La Posada at Park Centre, Inc. Obligated Group , Revenue , 144A, 2022 A , 6.25% ,
11/15/35 ....................................................... 1,750,000 1,870,751
La Posada at Park Centre, Inc. Obligated Group , Revenue , 144A, 2022 A , 7% ,
11/15/57 ....................................................... 350,000 371,687
Maricopa County Industrial Development Authority ,
b
Grand Canyon University Obligated Group , Revenue , 144A, 2024 , 7.375% , 10/01/29 2,050,000 2,155,470
Horizon Community Learning Center, Inc. , Revenue , 2016 , Refunding , 5% , 7/01/35 750,000 750,644
Reid Traditional Schools Obligated Group , Revenue , 2016 , 5% , 7/01/36 ......... 350,000 349,997
10,284,616
California 8.6%
b
California Community Housing Agency , Aster Apartments , Revenue, Senior Lien , 144A,
2021 A-1 , 4% , 2/01/56 .............................................. 550,000 457,922
California Municipal Finance Authority ,
d
Revenue , FRN , 2025-1 , A-2 , 3.242% , 2/20/41 ............................ 2,325,813 2,013,561
HumanGood California Obligated Group , Revenue , 2021 , 4% , 10/01/49 ......... 2,700,000 2,369,582
Terry Manor Senior Housing LP , Revenue , 2024 A , FNMA Insured , 4.2% , 8/01/40 .. 2,855,000 2,888,091
b
California School Finance Authority , Vista Charter Public Schools Obligated Group ,
Revenue , 144A, 2021 A , 4% , 6/01/61 ................................... 1,455,000 1,084,521
City of Long Beach ,
Airport System , Revenue , 2022 C , AG Insured , 5% , 6/01/42 .................. 750,000 788,766
Airport System , Revenue , 2022 C , AG Insured , 5.25% , 6/01/47 ............... 1,250,000 1,293,139
City of Los Angeles , Community Facilities District No. 11 , Special Tax , 2021 , 4% ,
9/01/38 ......................................................... 1,000,000 981,310
b
CMFA Special Finance Agency VII , Breakwater Apartments (The) , Revenue , 144A,
2021 A-1 , 3% , 8/01/56 .............................................. 500,000 345,342
b
CSCDA Community Improvement Authority ,
Cameo/Garrison Apartments , Revenue, Senior Lien , 144A, 2021 A-2 , 3% , 3/01/57 . 1,450,000 996,064
Dublin , Revenue, Senior Lien , 144A, 2021 A-2 , 3% , 2/01/57 .................. 1,900,000 1,333,620
Jefferson Platinum Triangle Apartments , Revenue , 144A, 2021 A-2 , 3.125% , 8/01/56 5,135,000 3,801,170
Pasadena Portfolio , Revenue, Senior Lien , 144A, 2021 A-2 , 3% , 12/01/56 ....... 2,735,000 1,894,961
San Francisco City & County Airport Comm-San Francisco International Airport ,
Revenue, Second Series , 2023 C , Refunding , 5.5% , 5/01/39 ................. 5,765,000 6,438,407
26,686,456

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
Colorado 3.8%
City & County of Denver ,
Airport System , Revenue , 2022 A , 5.5% , 11/15/35 ......................... $ 1,500,000 $ 1,691,382
Airport System , Revenue , 2022 A , 5% , 11/15/37 ........................... 1,025,000 1,103,486
Airport System , Revenue , 2022 A , 5.5% , 11/15/38 ......................... 1,500,000 1,664,570
Airport System , Revenue , 2022 A , 4.125% , 11/15/47 ....................... 5,000,000 4,554,595
Colorado Health Facilities Authority , Christian Living Neighborhoods Obligated Group ,
Revenue , 2016 , Refunding , 5% , 1/01/37 ................................. 550,000 550,870
Regional Transportation District , Denver Transit Partners LLC , Revenue , 2020 A ,
Refunding , 3% , 7/15/37 ............................................. 850,000 763,457
b
Southern Ute Indian Tribe of the Southern Ute Reservation of Colorado , GO , 144A,
2025 A , 5% , 4/01/35 ................................................ 1,225,000 1,323,576
11,651,936
Connecticut 0.7%
b
Harbor Point Infrastructure Improvement District , Tax Allocation , 144A, 2017 ,
Refunding , 5% , 4/01/39 ............................................. 2,000,000 2,016,843
Florida 9.4%
b
Capital Trust Authority ,
Academir Charter Schools, Inc. , Revenue , 144A, 2025 A , 6.375% , 7/01/50 ....... 900,000 913,130
Madrone Florida Tech Student Housing I LLC , Revenue , 144A, 2025 A , 5.375% ,
7/01/65 ........................................................ 185,000 177,214
b
Center Lake Ranch West Community Development District , Assessment Area 2 ,
Special Assessment , 144A, 2025 , 5.6% , 5/01/55 .......................... 300,000 299,166
City of Miami , Revenue , 2024 A , 5.5% , 1/01/49 ............................. 6,340,000 6,832,801
b
County of Okaloosa , AIR Force Enlisted Village, Inc. Obligated Group , Revenue , 144A,
2025 , 5.75% , 5/15/55 ............................................... 425,000 430,362
b
County of Palm Beach , Provident Group-PBAU Properties LLC , Revenue , 144A, 2019
A , 5% , 4/01/39 .................................................... 1,600,000 1,611,968
b
Del Webb Oak Creek Community Development District , Special Assessment , 144A,
2025 , 5.625% , 5/01/55 .............................................. 270,000 270,698
East Nassau Stewardship District , Special Assessment , 2025 , 6.25% , 5/01/56 ...... 450,000 463,656
Firethorn Community Development District , Assessment Area 1 , Special Assessment ,
2025 , 5.6% , 5/01/55 ................................................ 300,000 296,207
Florida Development Finance Corp. ,
b
Revenue , 144A, 2021 A , 4% , 7/01/51 ................................... 500,000 414,356
River City Education Obligated Group , Revenue , 2022 A-1 , 5% , 7/01/42 ......... 415,000 412,575
River City Education Obligated Group , Revenue , 2022 A-1 , 5% , 7/01/51 ......... 380,000 354,936
River City Education Obligated Group , Revenue , 2022 A-1 , 5% , 2/01/57 ......... 250,000 229,729
River City Education Obligated Group , Revenue , 2022 B , Refunding , 5% , 7/01/51 . 1,000,000 934,041
River City Education Obligated Group , Revenue , 2022 B , Refunding , 5% , 7/01/57 . 300,000 275,553
Shands Jacksonville Medical Center Obligated Group , Revenue , 2022 A , Refunding ,
5% , 2/01/52 .................................................... 1,500,000 1,415,096
Florida Higher Educational Facilities Financing Authority ,
Florida Institute of Technology, Inc. , Revenue , 2019 , 4% , 10/01/39 ............. 800,000 753,341
St. Leo University, Inc. Obligated Group , Revenue , 2019 , Refunding , 5% , 3/01/44 .. 1,500,000 1,178,950
Halifax Hospital Medical Center , Halifax Hospital Medical Center Obligated Group ,
Revenue , 2016 , Refunding , 5% , 6/01/36 ................................. 1,500,000 1,501,414
Hills of Minneola Community Development District , North Parcel Assessment Area 2 ,
Special Assessment , 2026 , 5.6% , 5/01/56 ............................... 195,000 195,115
Hunt Club Grove Community Development District , Assessment Area 2 , Special
Assessment , 2026 , 5.6% , 12/15/55 .................................... 185,000 185,874
b
Lakeside at Satilla Community Development District , Assessments , Special
Assessment , 144A, 2025 , 5.625% , 5/01/55 ............................... 100,000 100,332
Lakewood Ranch Stewardship District ,
Special Assessment , 2025 , 6% , 5/01/56 ................................. 275,000 287,393

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
Florida (continued)
Lakewood Ranch Stewardship District, (continued)
Assessments , Special Assessment , 2023 , 6.3% , 5/01/54 .................... $ 1,335,000 $ 1,409,197
b
New Port Corners Community Development District , Special Assessment , 144A, 2025 ,
5.5% , 6/15/55 .................................................... 300,000 296,071
Palermo Community Development District , Assessment Area 2 , Special Assessment ,
2025 , 5.5% , 6/15/55 ................................................ 250,000 254,811
Palm Beach County Health Facilities Authority , Jupiter Medical Center Obligated Group ,
Revenue , 2022 , 5% , 11/01/47 ........................................ 1,515,000 1,517,288
Pinellas County Industrial Development Authority , Drs Kiran & Pallavi Patel 2017
Foundation for Global Understanding, Inc. , Revenue , 2019 , 5% , 7/01/39 ......... 500,000 505,337
b
Riverwalk Community Development District , Special Assessment , 144A, 2025 A ,
5.625% , 5/01/55 ................................................... 275,000 274,432
Southpointe of Manatee County Community Development District , Assessment Area 1 ,
Special Assessment , 2026 , 5.625% , 5/01/56 ............................. 195,000 193,402
b
Sugarloaf Community Development District , Assessment Area 1 , Special Assessment ,
144A, 2026 , 5.625% , 12/15/55 ........................................ 190,000 188,027
Terra Lago Community Development District , Assessment Area 2 , Special Assessment ,
2025 , 5.75% , 5/01/56 ............................................... 400,000 394,808
b
Village Community Development District No. 13 , Phase II , Special Assessment , 144A,
2020 , 3% , 5/01/35 ................................................. 2,380,000 2,213,620
b
Village Community Development District No. 15 ,
Special Assessment , 144A, 2024 , 4.55% , 5/01/44 ......................... 500,000 489,833
Phase I , Special Assessment , 144A, 2023 , 5% , 5/01/43 ..................... 1,000,000 1,019,696
Vivid Shores Community Development District , Special Assessment , 2025 , 5.625% ,
5/01/56 ......................................................... 110,000 109,570
Waterset South Community Development District ,
Assessment Area , Special Assessment , 2025 , 5.7% , 5/01/56 ................. 225,000 227,330
Assessment Area , Special Assessment , 2026 , 5.65% , 5/01/56 ................ 300,000 302,228
Woodcreek Community Development District , Assessment Area 2 , Special
Assessment , 2025 , 5.5% , 5/01/55 ..................................... 200,000 193,270
29,122,827
Georgia 4.5%
b
Atlanta Development Authority (The) , PRG - CAU Properties LLC , Revenue , 144A,
2025 A , 6% , 7/01/50 ................................................ 125,000 129,047
DeKalb County Housing Authority , HADC 1086 on Montreal LLC , Revenue , 2024 ,
4% , 3/01/34 ...................................................... 5,000,000 5,003,944
Gainesville & Hall County Hospital Authority , Northeast Georgia Health System
Obligated Group , Revenue , 2021 A , 3% , 2/15/51 .......................... 2,330,000 1,664,539
a
Main Street Natural Gas, Inc. , Revenue , 2023 E-1 , Mandatory Put , 5% , 6/01/31 ..... 2,670,000 2,849,265
Municipal Electric Authority of Georgia ,
Revenue , 2024 A , Refunding , 5.25% , 1/01/49 ............................. 1,000,000 1,038,090
JEA Electric System , Revenue , 2023 A , AG Insured , 5% , 7/01/55 .............. 1,700,000 1,738,604
Paulding County Hospital Authority , WellStar Health System Obligated Group ,
Revenue , 2022 A , Refunding , 5% , 4/01/43 ............................... 1,400,000 1,471,760
13,895,249
Hawaii 1.4%
County of Maui , GO , 2025 , 5% , 9/01/37 ................................... 2,250,000 2,567,642
State of Hawaii , Harbor System , Revenue , 2020 A , Refunding , 4% , 7/01/34 ........ 1,625,000 1,644,005
4,211,647
Illinois 12.3%
Chicago Board of Education ,
GO , 2015 C , 5.25% , 12/01/39 ........................................ 2,250,000 2,233,838
GO , 2023 A , 5.875% , 12/01/47 ........................................ 400,000 403,223

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
Illinois (continued)
Chicago Board of Education, (continued)
GO , 2023 A , 6% , 12/01/49 ........................................... $ 325,000 $ 333,358
Chicago Midway International Airport , Revenue, Senior Lien , 2023 C , Refunding , 5% ,
1/01/40 ......................................................... 2,250,000 2,381,326
Chicago O'Hare International Airport ,
Revenue, Senior Lien , 2018 A , Refunding , 5% , 1/01/37 ..................... 300,000 309,046
c
Chicago O'Hare International Airport , Revenue, Senior Lien , 2025 E , BAM Insured ,
5.5% , 1/01/55 ................................................... 3,500,000 3,646,718
Customer Facility Charge , Revenue, Senior Lien , 2023 , Refunding , BAM Insured ,
5.25% , 1/01/42 .................................................. 1,465,000 1,571,799
City of Chicago ,
GO , 2023 A , 5% , 1/01/35 ............................................ 2,500,000 2,578,598
GO , 2025 E , 6% , 1/01/44 ............................................ 1,750,000 1,898,499
Illinois Finance Authority ,
Board of Trustees of the University of Illinois (The) , Revenue , 2023 A , 5.25% ,
10/01/53 ....................................................... 2,500,000 2,601,159
CHF-Chicago LLC , Revenue , 2017 A , 5% , 2/15/37 ......................... 1,000,000 1,003,147
CHF-Chicago LLC , Revenue , 2017 A , 5% , 2/15/47 ......................... 2,000,000 1,885,725
Lifespace Communities, Inc. Obligated Group , Revenue , 2015 A , Refunding , 5% ,
5/15/35 ........................................................ 1,025,000 1,025,434
Metropolitan Pier & Exposition Authority ,
e
State of Illinois McCormick Place Expansion Project Fund , Revenue , 2002 A , NATL
Insured , 3.33%, 12/15/30 .......................................... 12,000,000 10,313,407
e
State of Illinois McCormick Place Expansion Project Fund , Revenue , 2017 B ,
Refunding , 4.554%, 12/15/37 ....................................... 1,000,000 808,207
State of Illinois McCormick Place Expansion Project Fund , Revenue , 2020 A ,
Refunding , 4% , 6/15/50 ............................................ 5,000,000 4,365,914
State of Illinois McCormick Place Expansion Project Fund , Revenue , 2022 A ,
Refunding , 4% , 6/15/52 ............................................ 1,000,000 858,786
38,218,184
Indiana 0.7%
Hammond Multi-School Building Corp. , Hammond School City , Revenue , 2018 , 5% ,
7/15/38 ......................................................... 1,750,000 1,793,135
Indiana Finance Authority , Indiana Masonic Home, Inc. Obligated Group , Revenue ,
2025 B , 5.5% , 5/01/54 .............................................. 455,000 459,242
2,252,377
Iowa 0.7%
Iowa Finance Authority ,
Lifespace Communities, Inc. Obligated Group , Revenue , 2021 A , Refunding , 4% ,
5/15/46 ........................................................ 2,000,000 1,736,524
Presbyterian Homes Mill Pond Apartment, Inc. , Revenue , 2025 , 5.75% , 10/01/55 .. 300,000 305,290
2,041,814
Kentucky 1.1%
Kentucky Economic Development Finance Authority , Masonic Homes of Kentucky, Inc.
Obligated Group , Revenue , 2016 A , Refunding , 5% , 5/15/51 ................. 500,000 398,638
Kentucky Public Energy Authority , Revenue , 2025 B , 5% , 12/01/33 .............. 2,605,000 2,657,858
Louisville Regional Airport Authority , Revenue , 2014 A , Refunding , 5% , 7/01/31 ..... 385,000 385,570
3,442,066
Louisiana 0.6%
Louisiana Public Facilities Authority , Calcasieu Bridge Partners LLC , Revenue, Senior
Lien , 2024 , 5.75% , 9/01/64 ........................................... 1,750,000 1,799,716

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
Maryland 1.1%
City of Gaithersburg , Asbury Maryland Obligated Group , Revenue , 2018 A , Refunding ,
5% , 1/01/36 ...................................................... $ 450,000 $ 455,330
Maryland Economic Development Corp. ,
Morgan View & Thurgood Marshall Student Housing , Revenue , 2020 , 4.25% , 7/01/50 1,350,000 1,202,411
Morgan View & Thurgood Marshall Student Housing , Revenue , 2022 A , 6% , 7/01/58 1,725,000 1,826,476
3,484,217
Massachusetts 5.4%
Commonwealth of Massachusetts ,
GO , 2022 C , 5% , 10/01/52 ........................................... 1,980,000 2,040,216
GO , 2024 B , 5% , 5/01/54 ............................................ 7,770,000 8,029,649
Massachusetts Development Finance Agency ,
Boston Medical Center Corp. Obligated Group , Revenue , 2015 D , 5% , 7/01/44 .... 400,000 400,068
PRG Medford Properties, Inc. , Revenue , 2025 , 5.5% , 6/01/50 ................ 1,500,000 1,582,512
SABIS International Charter School , Revenue , 2015 , Refunding , 5% , 4/15/33 ..... 895,000 895,203
Tufts Medicine Obligated Group , Revenue , 2026 A , 5.5% , 10/01/45 ............ 1,300,000 1,386,028
Massachusetts Port Authority , Revenue , 2016 B , 4% , 7/01/46 .................. 2,500,000 2,301,634
16,635,310
Michigan 6.1%
City of Detroit , GO , B-1 , 4% , 4/01/44 ..................................... 1,681,299 1,345,260
Detroit City School District , GO , 2001 A , AG Insured , 6% , 5/01/29 ............... 660,000 696,623
Great Lakes Water Authority ,
Sewage Disposal System , Revenue, Senior Lien , 2023 C , 5.25% , 7/01/48 ....... 1,375,000 1,453,352
Sewage Disposal System , Revenue, Senior Lien , 2023 C , 5.25% , 7/01/53 ....... 1,700,000 1,773,340
Michigan Finance Authority ,
Lawrence Technological University Obligated Group , Revenue , 2022 , Refunding , 4% ,
2/01/42 ........................................................ 745,000 643,631
Trinity Health Corp. Obligated Group , Revenue , 2019 A , Refunding , 4% , 12/01/49 . 3,845,000 3,355,957
Michigan State Housing Development Authority , Revenue , 2021 A , 2.73% , 10/01/59 . 1,500,000 923,748
Pontiac School District ,
GO , 2020 , 4% , 5/01/45 ............................................. 4,425,000 4,254,597
GO , 2020 , 4% , 5/01/50 ............................................. 4,975,000 4,525,813
18,972,321
Minnesota 0.6%
City of Ramsey , PACT Charter School , Revenue , 2022 A , Refunding , 5% , 6/01/32 ... 2,000,000 2,015,430
Missouri 1.8%
Health & Educational Facilities Authority of the State of Missouri ,
University of Health Sciences & Pharmacy in St. Louis , Revenue , 2023 A , Refunding ,
4% , 5/01/34 .................................................... 1,085,000 1,045,346
University of Health Sciences & Pharmacy in St. Louis , Revenue , 2023 A , Refunding ,
4% , 5/01/38 .................................................... 1,750,000 1,660,333
University of Health Sciences & Pharmacy in St. Louis , Revenue , 2023 A , Refunding ,
4% , 5/01/43 .................................................... 1,150,000 1,069,866
University of Health Sciences & Pharmacy in St. Louis , Revenue , 2023 B , Refunding ,
4% , 5/01/45 .................................................... 1,950,000 1,798,488
5,574,033
Nevada 2.9%
City of Las Vegas ,
Special Improvement District No. 816 , Special Assessment , 2021 , 3% , 6/01/41 .... 1,740,000 1,399,907
Special Improvement District No. 818 , Special Assessment , 2024 , 5% , 12/01/49 ... 1,130,000 1,125,530

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
Nevada (continued)
a
County of Washoe ,
Sierra Pacific Power Co. , Revenue , 2016 C , Refunding , Mandatory Put , 4.125% ,
10/01/29 ....................................................... $ 1,500,000 $ 1,525,434
Sierra Pacific Power Co. , Revenue , 2016 F , Refunding , Mandatory Put , 4.125% ,
10/01/29 ....................................................... 4,850,000 4,932,235
8,983,106
New Hampshire 3.2%
New Hampshire Business Finance Authority ,
Caritas Acquisitions VII LLC , Revenue , 2020 A , 4.125% , 8/15/40 .............. 1,070,000 989,106
Caritas Acquisitions VII LLC , Revenue , 2020 A , 4.25% , 8/15/46 ............... 1,210,000 1,058,393
Caritas Acquisitions VII LLC , Revenue , 2020 A , 4.5% , 8/15/55 ................ 2,540,000 2,116,577
Greater Raleigh Area Christian Education, Inc. , Revenue , 2025 , 6% , 8/01/65 ..... 700,000 699,689
National Finance Authority , Revenue , 2024-2 , A , 3.625% , 8/20/39 .............. 2,708,159 2,574,691
New Hampshire Health and Education Facilities Authority Act , Southern New
Hampshire Health Obligated Group , Revenue , 2016 , Refunding , 5% , 10/01/37 .... 2,500,000 2,508,199
9,946,655
New Jersey 0.5%
Passaic County Improvement Authority (The) , Paterson Arts & Science Charter School ,
Revenue , 2023 , 5.5% , 7/01/58 ........................................ 550,000 556,054
South Jersey Transportation Authority , Revenue , 2022 A , 5.25% , 11/01/52 ......... 1,000,000 1,038,144
1,594,198
New Mexico 0.8%
City of Santa Fe ,
El Castillo Retirement Residences Obligated Group , Revenue , 2012 , 5% , 5/15/42 . 1,460,000 1,459,905
El Castillo Retirement Residences Obligated Group , Revenue , 2019 A , 5% , 5/15/44 975,000 967,686
2,427,591
New York 13.1%
Empire State Development Corp. , State of New York Sales Tax , Revenue , 2021 A ,
Refunding , 3% , 3/15/50 ............................................. 1,060,000 775,870
Metropolitan Transportation Authority , Revenue , 2024 A , Refunding , 5.5% , 11/15/47 . 8,000,000 8,549,770
New York City Housing Development Corp. ,
Revenue , 2020 I-1 , 2.55% , 11/01/45 .................................... 2,025,000 1,499,635
Revenue , 2020 I-1 , 2.8% , 11/01/60 ..................................... 2,000,000 1,286,827
New York City Transitional Finance Authority , Future Tax Secured , Revenue , 2022 B-1 ,
3% , 8/01/48 ...................................................... 5,875,000 4,484,937
New York Counties Tobacco Trust VI , Revenue , 2016 A-2B , Refunding , 5% , 6/01/45 . 1,000,000 871,813
New York Liberty Development Corp. ,
Revenue , 2021 A , Refunding , BAM Insured , 3% , 11/15/51 ................... 3,500,000 2,554,264
7 World Trade Center II LLC , Revenue , 2022 A , 1 , Refunding , 3% , 9/15/43 ....... 2,335,000 1,947,456
New York Transportation Development Corp. ,
Delta Air Lines, Inc. , Revenue , 2020 , 5% , 10/01/40 ......................... 2,000,000 2,053,272
JFK NTO LLC , Revenue , 2023 , 6% , 6/30/54 .............................. 2,400,000 2,497,005
JFK NTO LLC , Revenue , 2025 , 6% , 6/30/55 .............................. 2,250,000 2,382,199
JFK NTO LLC , Revenue , 2025 , 6% , 6/30/59 .............................. 1,000,000 1,055,156
b
Oneida Indian Nation of New York ,
Revenue , 144A, 2024 A , 8% , 9/01/40 ................................... 300,000 302,678
Revenue , 144A, 2024 B , 6% , 9/01/43 ................................... 475,000 513,718
c
Port Authority of New York & New Jersey , Revenue , 218th , 5% , 11/01/49 .......... 2,980,000 3,030,671
Suffolk Regional Off-Track Betting Co. , Revenue , 2024 , 6% , 12/01/53 ............ 2,270,000 2,321,538

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
New York (continued)
Triborough Bridge & Tunnel Authority , Sales Tax , Revenue , 2022 A , 5.25% , 5/15/57 .. $ 4,400,000 $ 4,587,026
40,713,835
North Carolina 0.9%
North Carolina Medical Care Commission ,
Lutheran Services for the Aging, Inc. Obligated Group , Revenue , 2021 A , 4% ,
3/01/51 ........................................................ 2,250,000 1,873,149
Maryfield, Inc. Obligated Group , Revenue , 2020 A , 5% , 10/01/45 .............. 500,000 485,551
United Methodist Retirement Homes, Inc. Obligated Group (The) , Revenue , 2024 A ,
5% , 10/01/44 ................................................... 505,000 519,963
2,878,663
Ohio 1.6%
Buckeye Tobacco Settlement Financing Authority , Revenue, Senior Lien , 2020 A-2 , 1 ,
Refunding , 3% , 6/01/48 ............................................. 1,000,000 710,978
Cleveland-Cuyahoga County Port Authority , Playhouse Square Foundation , Revenue ,
2018 , Refunding , 5.5% , 12/01/53 ...................................... 500,000 502,219
County of Montgomery , Kettering Health Network Obligated Group , Revenue , 2016 ,
4% , 8/01/47 ...................................................... 3,000,000 2,716,004
Summit County Development Finance Authority , PRG - Akron Properties LLC ,
Revenue , 2025 A , BAM Insured , 5.5% , 7/01/60 ........................... 1,000,000 1,037,658
4,966,859
Oregon 0.2%
Hospital Facilities Authority of Multnomah County Oregon , Terwilliger Plaza, Inc.
Obligated Group , Revenue , 2016 , Refunding , 5% , 12/01/36 .................. 650,000 651,726
Others 0.7%
d
FHLMC, Multi-family ML Pass-Through Certificates , Revenue , FRN , 2024-ML22 , A-US ,
4.27% , 10/25/40 ................................................... 2,214,822 2,227,870
Pennsylvania 5.8%
Allegheny County Airport Authority ,
Revenue , 2021 A , 5% , 1/01/34 ........................................ 3,480,000 3,698,973
Revenue , 2021 A , AG Insured , 4% , 1/01/46 .............................. 750,000 687,757
Revenue , 2023 A , AG Insured , 5.5% , 1/01/48 ............................. 5,000,000 5,255,790
Bucks County Water and Sewer Authority , Revenue , 2022 A , AG Insured , 5.25% ,
12/01/47 ........................................................ 2,175,000 2,301,577
Lancaster County Hospital Authority ,
Masonic Villages of the Grand Lodge of Pennsylvania , Revenue , 2023 , Refunding ,
5.125% , 11/01/38 ................................................ 2,000,000 2,152,852
Moravian Manors Obligated Group , Revenue , 2019 A , 5% , 6/15/44 ............. 1,000,000 943,707
St. Anne's Retirement Community Obligated Group , Revenue , 2020 , Refunding , 5% ,
3/01/40 ........................................................ 500,000 488,058
St. Anne's Retirement Community Obligated Group , Revenue , 2020 , Refunding , 5% ,
3/01/50 ........................................................ 500,000 430,229
Montgomery County Industrial Development Authority , Public School of Germantown
(The) , Revenue , 2021 A , Refunding , 4% , 10/01/36 ......................... 450,000 435,586
Pennsylvania Economic Development Financing Authority , Commonwealth of
Pennsylvania Motor License Fund , Revenue , 2022 , AG Insured , 5.75% , 12/31/62 .. 1,350,000 1,411,175
b ,f
Philadelphia Authority for Industrial Development , University of the Arts (The) ,
Revenue , 144A, 2017 , 5% , 3/15/45 .................................... 465,246 93,049
17,898,753

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
South Carolina 0.1%
b
City of Goose Creek , Carnes Crossroads Improvement District , Special Assessment ,
144A, 2025 , 5.5% , 10/01/55 .......................................... $ 200,000 $ 200,535
Tennessee 2.1%
Knox County Health Educational & Housing Facility Board , Provident Group - UTK
Properties LLC , Revenue , 2024 A-1 , BAM Insured , 5% , 7/01/64 ............... 3,415,000 3,428,602
Metropolitan Government Nashville & Davidson County Health & Educational Facilities
Board , Blakeford at Green Hills Obligated Group , Revenue , 2020 A , 4% , 11/01/55 . 2,250,000 1,772,284
Metropolitan Nashville Airport Authority (The) , Revenue , 2022 B , 5.5% , 7/01/42 ..... 1,125,000 1,221,938
6,422,824
Texas 19.4%
Arlington Higher Education Finance Corp. ,
b
BASIS Texas Charter Schools, Inc. , Revenue , 144A, 2024 , 4.75% , 6/15/49 ....... 1,215,000 1,110,109
Uplift Education , Revenue , 2016 A , Refunding , 5% , 12/01/36 ................. 500,000 502,118
Austin-Bergstrom Landhost Enterprises, Inc. ,
Revenue , 2017 , Refunding , 5% , 10/01/34 ................................ 530,000 538,369
Revenue , 2017 , Refunding , 5% , 10/01/35 ................................ 1,045,000 1,060,007
b
Beaumont Housing Authority , Revenue, Senior Lien , 144A, 2025 A , 6.5% , 7/01/55 ... 625,000 619,947
Central Texas Turnpike System , Revenue, First Tier , 2020 A , Refunding , 3% , 8/15/40 2,825,000 2,425,825
City of Anna ,
b
Crystal Park Public Improvement District No. 2 Improvement Area No. 1 , Special
Assessment , 144A, 2025 , 5.875% , 9/15/55 ............................. 250,000 256,328
Woods at Lindsey Place (The) Public Improvement District Improvement Area No.
2-3 , Special Assessment , 2025 , 5.5% , 9/15/55 .......................... 100,000 101,053
b
City of Crandall , River Ridge Public Improvement District Improvement Area No. 2 ,
Special Assessment , 144A, 2025 , 5.5% , 9/15/55 .......................... 390,000 390,505
City of Dripping Springs , Special Assessment , 2025 , 5.625% , 9/01/55 ............ 300,000 299,996
b
City of Ennis , Special Assessment , 144A, 2025 , 5.5% , 9/15/55 ................. 350,000 347,237
b
City of Manor , EntradenGlen Public Improvement District Improvement Area No. 1 ,
Special Assessment , 144A, 2025 , 7% , 9/15/55 ............................ 175,000 184,386
City of Mesquite , Solterra Public Improvement District Improvement Area C-4 , Special
Assessment , 2025 , 5.625% , 9/01/55 ................................... 100,000 101,136
City of Princeton ,
Special Assessment , 2025 , 5.625% , 9/01/55 ............................. 275,000 276,472
b
Eastridge Public Improvement District Improvement Area No. 5 , Special Assessment ,
144A, 2025 , 5.625% , 9/01/55 ....................................... 260,000 261,392
Windmore Public Improvement District Improvement Area No. 3 , Special
Assessment , 2025 , 5.625% , 9/01/55 .................................. 285,000 286,525
b
City of Seagoville , Special Assessment , 144A, 2025 , 6% , 9/15/54 ............... 775,000 795,696
Clifton Higher Education Finance Corp. ,
International Leadership of Texas, Inc. , Revenue , 2024 A , Refunding , PSF Guaranty ,
4.25% , 8/15/53 .................................................. 4,800,000 4,390,623
International Leadership of Texas, Inc. , Revenue , 2025 A , Refunding , PSF Guaranty ,
5.25% , 2/15/49 .................................................. 1,000,000 1,039,173
International Leadership of Texas, Inc. , Revenue , 2025 A , Refunding , PSF Guaranty ,
5% , 2/15/55 .................................................... 1,635,000 1,655,164
YES Prep Public Schools, Inc. , Revenue , 2023 , PSF Guaranty , 4.25% , 4/01/48 ... 2,000,000 1,905,386
b
County of Denton , Green Meadows Public Improvement District Improvement Area No.
1 , Special Assessment , 144A, 2025 , 5.625% , 12/31/55 ...................... 775,000 795,091
Dallas Fort Worth International Airport , Revenue , 2025 A-1 , Refunding , 5.5% , 11/01/50 1,250,000 1,325,088
c
Grand Parkway Transportation Corp. , Revenue , 2018 A , 5% , 10/01/48 ........... 3,500,000 3,559,333
Harris County Cultural Education Facilities Finance Corp. ,
Brazos Presbyterian Homes Obligated Group , Revenue , 2016 , Refunding , 5% ,
1/01/37 ........................................................ 245,000 245,821
YMCA of the Greater Houston Area , Revenue , 2013 A , Refunding , 5% , 6/01/33 ... 800,000 763,147

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., (continued)
YMCA of the Greater Houston Area , Revenue , 2013 A , Refunding , 5% , 6/01/38 ... $ 1,500,000 $ 1,344,112
Houston Higher Education Finance Corp. , Houston Baptist University , Revenue , 2025 ,
5.125% , 10/01/51 .................................................. 650,000 626,640
Love Field Airport Modernization Corp. , City of Dallas Airport , Revenue , 2015 , 5% ,
11/01/35 ........................................................ 1,000,000 1,003,624
Matagorda County Navigation District No. 1 , AEP Texas, Inc. , Revenue , 2005 A ,
Refunding , AMBAC Insured , 4.4% , 5/01/30 ............................... 1,500,000 1,559,628
New Hope Cultural Education Facilities Finance Corp. ,
CHF-Collegiate Housing Denton LLC , Revenue , 2018 A-1 , AG Insured , 4.125% ,
7/01/53 ........................................................ 1,000,000 866,885
CHF-Collegiate Housing Denton LLC , Revenue , 2018 B-1 , AG Insured , 4.125% ,
7/01/53 ........................................................ 1,000,000 866,026
San Antonio Education Facilities Corp. ,
University of the Incarnate Word , Revenue , 2021 A , Refunding , 4% , 4/01/51 ...... 2,000,000 1,610,464
University of the Incarnate Word , Revenue , 2021 A , Refunding , 4% , 4/01/54 ...... 4,075,000 3,203,953
Tarrant County Cultural Education Facilities Finance Corp. , Buckner Retirement
Services, Inc. Obligated Group , Revenue , 2016 B , 5% , 11/15/40 ............... 2,000,000 2,004,984
b
Texas Community Housing & Economic Development Corp. , Agape Helotes, Inc. ,
Revenue, Senior Lien , 144A, 2025 A-1 , 6.25% , 1/01/65 ..................... 625,000 582,813
g
Texas Municipal Gas Acquisition & Supply Corp. V , Revenue , 2026 , 5% , 4/01/36 .... 2,000,000 2,085,613
Texas Public Finance Authority ,
Texas Southern University , Revenue , 2023 , BAM Insured , 5.25% , 5/01/40 ....... 400,000 433,378
Texas Southern University , Revenue , 2023 , BAM Insured , 5.25% , 5/01/41 ....... 400,000 431,245
Texas Southern University , Revenue , 2023 , BAM Insured , 5.25% , 5/01/42 ....... 400,000 428,426
Texas Transportation Finance Corp. ,
Revenue , 2025 A , Refunding , 5.5% , 10/01/55 ............................. 7,185,000 7,742,686
c
Revenue , 2025 A , Refunding , 5.5% , 10/01/55 ............................. 8,000,000 8,606,918
b
Town of Providence Village , Foree Ranch Public Improvement District Improvement
Area No. 2 , Special Assessment , 144A, 2025 , 5.5% , 9/01/55 ................. 385,000 383,092
Uptown Development Authority ,
City of Houston Reinvestment Zone No. 16 , Tax Allocation , 2021 , Refunding , 3% ,
9/01/39 ........................................................ 725,000 587,505
City of Houston Reinvestment Zone No. 16 , Tax Allocation , 2021 , Refunding , 3% ,
9/01/40 ........................................................ 750,000 592,805
60,196,724
Utah 2.8%
b
Black Desert Public Infrastructure District , Assessment Area 1 , Special Assessment ,
144A, 2024 , 5.625% , 12/01/53 ........................................ 700,000 712,327
Downtown Revitalization Public Infrastructure District , City of Salt Lake City
Revitalization Sales Tax , Revenue, Second Lien , 2025 B , AG Insured , 5.5% , 6/01/50 3,000,000 3,258,781
b
MIDA Mountain Village Public Infrastructure District , Mountain Village Assessment Area
2 , Special Assessment , 144A, 2021 , 4% , 8/01/50 .......................... 1,430,000 1,214,198
Utah Infrastructure Agency ,
Revenue , 2022 , 5% , 10/15/37 ........................................ 1,200,000 1,249,339
Revenue , 2023 , 6% , 10/15/47 ........................................ 1,650,000 1,786,454
Revenue , 2025 , 5.25% , 10/15/49 ...................................... 375,000 372,361
8,593,460
Virginia 0.4%
Virginia Small Business Financing Authority ,
Elizabeth River Crossings OpCo LLC , Revenue, Senior Lien , 2022 , Refunding , 4% ,
1/01/36 ........................................................ 630,000 625,688

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
Virginia (continued)
Virginia Small Business Financing Authority, (continued)
Elizabeth River Crossings OpCo LLC , Revenue, Senior Lien , 2022 , Refunding , 4% ,
1/01/39 ........................................................ $ 750,000 $ 728,069
1,353,757
Washington 8.5%
Grays Harbor County Public Hospital District No. 1 , Revenue , 2023 , Refunding ,
6.875% , 12/01/49 .................................................. 4,000,000 4,393,550
King County Public Hospital District No. 1 , GO , 2018 , Refunding , 5% , 12/01/38 ..... 2,365,000 2,440,286
King County Public Hospital District No. 2 , GO , 2026 , 5.5% , 12/01/54 ............ 6,000,000 6,378,709
Port of Seattle , Revenue , 2022 B , Refunding , 5% , 8/01/40 ..................... 1,000,000 1,063,949
Washington State Housing Finance Commission ,
Revenue , 2021-1 , A , 3.5% , 12/20/35 ................................... 2,467,282 2,381,811
Revenue , 2023-1 , A , 3.375% , 4/20/37 .................................. 2,533,292 2,368,931
d
Revenue , FRN , 2024-1 , A , 3.812% , 3/20/40 .............................. 889,202 867,523
Eastside Retirement Association Obligated Group , Revenue , 2023 A , Refunding , 5% ,
7/01/43 ........................................................ 2,030,000 2,073,692
b
Provident Group - SH II Properties LLC , Revenue , 144A, 2025 A , BAM Insured ,
5.25% , 7/01/55 .................................................. 1,500,000 1,521,743
b
Seattle Academy of Arts & Sciences , Revenue , 144A, 2023 , Refunding , 6.25% ,
7/01/59 ........................................................ 2,750,000 2,911,880
26,402,074
Wisconsin 8.9%
Public Finance Authority ,
Revenue , 2023-1 , A , 5.75% , 7/01/62 ................................... 2,545,244 2,637,146
b
AMCP Franklin LLC , Revenue , 144A, 2025 A-T , 10% , 12/01/60 ............... 715,000 719,697
Beyond Boone LLC , Revenue , 2020 A , AG Insured , 4% , 7/01/34 .............. 300,000 301,379
Beyond Boone LLC , Revenue , 2020 A , AG Insured , 4% , 7/01/40 .............. 500,000 492,986
Beyond Boone LLC , Revenue , 2020 A , AG Insured , 4% , 7/01/45 .............. 600,000 557,454
Beyond Boone LLC , Revenue , 2020 A , AG Insured , 4% , 7/01/50 .............. 700,000 613,386
Campus Real Estate Holding Corp. LLC , Revenue , 2025 A , Refunding , 5.5% , 6/01/55 300,000 301,743
CFC-SA LLC , Revenue, Senior Lien , 2022 A , 5% , 2/01/62 ................... 700,000 679,283
b
CHF - Manoa LLC , Revenue, Senior Lien , 144A, 2023 A , 5.75% , 7/01/63 ........ 1,000,000 955,415
b
Dominium Holdings I LLC , Revenue , 144A, 2024-1 , B-1 , 6.81% , 4/28/36 ........ 1,750,000 1,815,013
b
Mary's Woods at Marylhurst Obligated Group , Revenue , 144A, 2017 A , Refunding ,
5.25% , 5/15/37 .................................................. 250,000 251,696
b
North Carolina Leadership Charter Academy, Inc. , Revenue , 144A, 2019 A , 5% ,
6/15/49 ........................................................ 1,580,000 1,463,950
SR 400 Peach Partners LLC , Revenue, Senior Lien , 2025 , 5.75% , 12/31/65 ...... 525,000 537,255
SR 400 Peach Partners LLC , Revenue, Senior Lien , 2025 , 6.5% , 12/31/65 ....... 2,175,000 2,395,143
TrIPs Obligated Group , Revenue , 2012 B , Refunding , 5.25% , 7/01/28 .......... 115,000 115,098
b
UNC Charlotte Marriott Hotel & Conference Center , Revenue , 144A, 2021 A , 4% ,
9/01/51 ........................................................ 750,000 573,752
b
UNC Charlotte Marriott Hotel & Conference Center , Revenue , 144A, 2021 A , 4% ,
9/01/56 ........................................................ 1,000,000 739,582
Wisconsin Health & Educational Facilities Authority ,
Advocate Aurora Health Obligated Group , Revenue , 2018 A , Refunding , 4% , 8/15/35 3,000,000 3,011,764
Froedtert ThedaCare Health Obligated Group , Revenue , 2022 A , Refunding , 4% ,
4/01/37 ........................................................ 3,000,000 3,032,275
Froedtert ThedaCare Health Obligated Group , Revenue , 2022 A , Refunding , 4% ,
4/01/41 ........................................................ 4,865,000 4,760,390
Sanford Obligated Group , Revenue , 2024 A , 5.5% , 2/15/54 .................. 1,600,000 1,664,774
27,619,181

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a
Principal
Amount
a
Value
a a a a a
Municipal Bonds
(continued)
U.S. Territories 7.4%
District of Columbia 5.5%
District of Columbia ,
Ingleside Presbyterian Retirement Community Obligated Group , Revenue , 2017 A ,
5% , 7/01/52 .................................................... $ 500,000 $ 458,916
Latin American Montessori Bilingual Public Charter School Obligated Group ,
Revenue , 2020 , Refunding , 5% , 6/01/40 ............................... 2,000,000 1,996,861
Plenary Infrastructure DC LLC , Revenue , 2022 A , 5.5% , 2/29/36 .............. 1,370,000 1,563,986
Plenary Infrastructure DC LLC , Revenue , 2022 A , 5.5% , 2/28/37 .............. 1,500,000 1,722,620
Two Rivers Public Charter School, Inc. , Revenue , 2020 , Refunding , 5% , 6/01/40 .. 1,500,000 1,488,803
Two Rivers Public Charter School, Inc. , Revenue , 2020 , Refunding , 5% , 6/01/55 .. 1,500,000 1,349,783
Metropolitan Washington Airports Authority ,
e
Dulles Toll Road , Revenue, Senior Lien , 2010 A , 4.75%, 10/01/37 ............. 3,700,000 2,178,016
c
Dulles Toll Road , Revenue, Sub. Lien , 2019 B , Refunding , 4% , 10/01/53 ........ 1,290,000 1,101,503
c
Washington Metropolitan Area Transit Authority , Dedicated , Revenue, Second Lien ,
2024 A , 5% , 7/15/56 ................................................ 5,000,000 5,137,752
16,998,240
Puerto Rico 1.9%
Commonwealth of Puerto Rico ,
GO , 2022 A-1 , 4% , 7/01/37 .......................................... 1,250,000 1,217,699
GO , 2022 A-1 , 4% , 7/01/41 .......................................... 5,000,000 4,685,173
5,902,872
Total U.S. Territories .................................................................... 22,901,112
Total Municipal Bonds (Cost $ 447,038,766 ) .....................................
450,195,535
a a a a
Short Term Investments 5.0%
Shares
a
Management Investment Companies 5.0%
h,i
Putnam Short Term Investment Fund , Class P , 3.843% ....................... 15,608,761 15,608,761
Total Management Investment Companies (Cost $ 15,608,761 ) ....................
15,608,761
Total Short Term Investments (Cost $ 15,608,761 ) ................................
15,608,761
a
Total Investments (Cost $ 462,647,527 ) 150.2% ..................................
$465,804,296
Remarketed Preferred Shares (44.5) % .........................................
(138,050,000)
Floating Rate Notes Issued (7.1) % .............................................
(21,914,391)
Other Assets, less Liabilities 1.4% .............................................
4,309,693
Net Assets 100.0% ...........................................................
$310,149,598

Putnam Municipal Opportunities Trust
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

See Abbreviations on page 31 .
a
The maturity date shown represents the mandatory put date.
b
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At April 30, 2026, the aggregate value of these securities was $48,175,186, representing 15.5% of net assets.
c
Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
d
The coupon rate shown represents the rate at period end.
e
The rate shown represents the yield at period end.
f
Defaulted security or security for which income has been deemed uncollectible. See Note 7 .
g
A portion or all of the security purchased on a delayed delivery basis. See Note 1 ( b ).
h
See Note 4 ( e ) regarding investments in affiliated management investment companies.
i
The rate shown is the annualized seven-day effective yield at period end.

Putnam Municipal Opportunities Trust
Financial Statements
Statement of Assets and Liabilities
April 30, 2026
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Putnam
Municipal
Opportunities
Trust
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $447,038,766
Cost - Non-controlled affiliates (Note 4 e ) ........................................................ 15,608,761
Value - Unaffiliated issuers .................................................................. $450,195,535
Value - Non-controlled affiliates (Note 4 e ) ....................................................... 15,608,761
Receivables:
Investment securities sold ................................................................... 995,000
Dividends and interest ..................................................................... 6,503,198
Prepaid expenses .......................................................................... 77,521
Total assets .......................................................................... 473,380,015
Liabilities:
Payables:
Investment securities purchased .............................................................. 2,082,160
Management fees ......................................................................... 417,677
Transfer agent fees ........................................................................ 19,600
Trustees' fees and expenses ................................................................. 106,018
Floating rate notes issued ................................................................... 21,914,391
Distributions to preferred shareholders (Note 1f) .................................................. 106,181
Preferred share remarketing agent fees ......................................................... 291,323
Accrued interest (Note 1c) ................................................................... 123,437
Accrued expenses and other liabilities ........................................................... 119,630
Total liabilities ......................................................................... 25,180,417
Series B remarketed preferred shares: (2,852 shares authorized and issued at $25,000 per share) (Note 3) ....... 71,300,000
Series C remarketed preferred shares: (2,670 shares authorized and issued at $25,000 per share) (Note 3) ....... 66,750,000
Net assets applicable to common shares, at value .......................................... $310,149,598
Net assets applicable to common shares consist of:
Paid-in capital ............................................................................. $336,446,126
Total distributable earnings (losses) ............................................................. (26,296,528)
Net assets applicable to common shares, at value .......................................... $310,149,598
Common shares outstanding .................................................................. 27,399,462
Net asset value per common share
a
............................................................. $11.32
a
Net asset value per common share may not recalculate due to rounding.

Putnam Municipal Opportunities Trust
Financial Statements
Statement of Operations
for the year ended April 30, 2026
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Putnam
Municipal
Opportunities
Trust
Investment income:
Dividends:
Non-controlled affiliates (Note 4 e ) ............................................................. $216,107
Interest:
Unaffiliated issuers ........................................................................ 21,606,466
Total investment income ................................................................... 21,822,573
Expenses:
Management fees (Note 4 a ) ................................................................... 2,447,453
Administrative fees (Note 4 b ) .................................................................. 399
Transfer agent fees (Note 4c) .................................................................. 169,111
Custodian fees ............................................................................. 209
Reports to shareholders fees .................................................................. 181,239
Registration and filing fees .................................................................... 23,375
Professional fees ........................................................................... 110,880
Trustees' fees and expenses (Note 4d) ........................................................... 104,470
Preferred share remarketing agent fees .......................................................... 210,400
Interest expense (Note 1c) .................................................................... 617,422
Other .................................................................................... 82,804
Total expenses ......................................................................... 3,947,762
Expenses waived/paid by affiliates (Note 4a and 4e) .............................................. (762,687)
Net expenses ......................................................................... 3,185,075
Net investment income ................................................................ 18,637,498
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers ...................................................................... (5,815,079)
Futures contracts ......................................................................... 460,767
Net realized gain (loss) .................................................................. (5,354,312)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... 16,355,452
Futures contracts ......................................................................... (146,473)
Net change in unrealized appreciation (depreciation) ............................................ 16,208,979
Net realized and unrealized gain (loss) ............................................................ 10,854,667
Net increase (decrease) in net assets resulting from operations .......................................... $29,492,165
Distributions to remarketed preferred shareholders (Note 1f) ............................................ (6,422,711)
Net increase (decrease) in net assets applicable to common shares resulting from operations ................... $23,069,454

Putnam Municipal Opportunities Trust
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Putnam Municipal Opportunities Trust
Year Ended
April 30, 2026
Year Ended
April 30, 2025
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $18,637,498 $18,410,052
Net realized gain (loss) ................................................. (5,354,312) (3,296,686)
Net change in unrealized appreciation (depreciation) ........................... 16,208,979 (4,424,162)
Distributions to remarketed preferred shareholders ............................ (6,422,711) (7,733,574)
Net increase (decrease) in net assets applicable to common shares resulting from operations ...................................................... 23,069,454 2,955,630
Distributions to common shareholders ....................................... (12,125,040) (9,175,728)
Distributions to common shareholders from tax return of capital .................... (804,191) (3,223,028)
Total distributions to common shareholders ................................... (12,929,231) (12,398,756)
Increase from repurchase of preferred shares (Note 3) 67,500 —
Capital share transactions from - repurchase of shares (Note 2 ) .................... (6,550,762) (31,013,227)
Net increase (decrease) in net assets ................................... 3,656,961 (40,456,353)
Net assets applicable to common shares:
Beginning of year ....................................................... 306,492,637 346,948,990
End of year ........................................................... $310,149,598 $306,492,637

Putnam Municipal Opportunities Trust

franklintempleton.com
Annual Report
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Putnam Municipal Opportunities Trust (Fund) is
registered under the Investment Company Act of 1940
(1940 Act) as a closed-end management investment
company. The Fund follows the accounting and reporting
guidance in Financial Accounting Standards Board (FASB)
Accounting Standards Codification Topic 946, Financial
Services – Investment Companies (ASC 946) and applies
the specialized accounting and reporting guidance in U.S.
Generally Accepted Accounting Principles (U.S. GAAP),
including, but not limited to, ASC 946.
On May 15, 2026, the Fund's Board of Trustees approved
a proposal to change the name of the Fund to Franklin
Municipal Opportunities Trust, effective July 15, 2026.
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset value
(NAV) per share each business day as of 4 p.m. Eastern
time or the regularly scheduled close of the New York Stock
Exchange (NYSE), whichever is earlier. Under compliance
policies and procedures approved by the Fund's Board of
Trustees (the Board), the Board has designated the Fund’s
investment manager as the valuation designee and has
responsibility for oversight of valuation. The investment
manager is assisted by the Fund’s administrator in
performing this responsibility, including leading the cross-
functional Valuation Committee (VC). The Fund may utilize
independent pricing services, quotations from securities and financial instrument dealers, and other market sources to
determine fair value.
Debt securities generally trade in the over-the-counter
(OTC) market rather than on a securities exchange. The
Fund's pricing services use multiple valuation techniques
to determine fair value. In instances where sufficient
market activity exists, the pricing services may utilize a
market-based approach through which quotes from market
makers are used to determine fair value. In instances
where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation
models which may consider market characteristics such as
benchmark yield curves, credit spreads, estimated default
rates, anticipated market interest rate volatility, coupon
rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to
estimate the relevant cash flows, which are then discounted
to calculate the fair value.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value
of financial instruments for which market prices are not
reliable or readily available. Under these procedures,
the Fund primarily employs a market-based approach
which may use related or comparable assets or liabilities,
recent transactions, market multiples, and other relevant
information for the investment to determine the fair value of the investment. An income-based valuation approach may
also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any
restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the
fair values may differ significantly from the values that would have been used had an active market existed.
b. Securities Purchased on a When-Issued, Forward
Commitment or Delayed Delivery Basis
The Fund may purchase securities on a when-issued,
forward commitment or delayed delivery basis, with payment
and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the
risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally
purchase these securities with the intention of holding the
securities, it may sell the securities before the settlement date.
c. Tender Option Bonds
The Fund may participate in transactions whereby a fixed-
rate bond is transferred to a tender option bond trust (TOB
trust) sponsored by a broker. The TOB trust funds the
purchase of the fixed rate bonds by issuing floating-rate
bonds to third parties and allowing the Fund to retain the
residual interest in the TOB trust’s assets and cash flows,
which are in the form of inverse floating rate bonds. The
inverse floating rate bonds held by the Fund give the Fund

Putnam Municipal Opportunities Trust
Notes to Financial Statements

franklintempleton.com
Annual Report
the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the Fund, causing the
TOB trust to collapse. The Fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing
by including the fixed-rate bond in the Fund’s portfolio and including the floating rate bond as a liability in the Statement of Assets and Liabilities. At the close of the reporting
period, the Fund’s investments with a value of $30,766,631
were held by the TOB trust and served as collateral for
$21,914,391 in floating-rate bonds outstanding. For the
reporting period ended April 30, 2026, the average monthly
amount of floating rate notes outstanding was $16,546,108,
and the Fund incurred interest expense of $525,173 for
these investments based on an average interest rate of
2.52%.
d. Derivative Financial Instruments
The Fund invested in derivative financial instruments in
order to manage risk or gain exposure to various other
investments or markets. Derivatives are financial contracts
based on an underlying or notional amount, require no
initial investment or an initial net investment that is smaller than would normally be required to have a similar response
to changes in market factors, and require or permit net
settlement. Derivatives contain various risks including
the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in
excess of the amounts shown in the Statement of Assets
and Liabilities. Realized gain and loss and unrealized
appreciation and depreciation on these contracts for the
period are included in the Statement of Operations.
The Fund entered into exchange traded futures contracts
primarily to manage and/or gain exposure to interest rate
risk. A futures contract is an agreement between the Fund
and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the
Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement
of Assets and Liabilities. Futures contracts outstanding
at period end, if any, are listed in the Fund's Schedule of
Investments.
See Note 8  regarding other derivative information.
e. Income Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.
The Fund may recognize an income tax liability related
to its uncertain tax positions under U.S. GAAP when the
uncertain tax position has a less than 50% probability that
it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2026, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years).
The Fund’s federal and state income and federal excise
tax returns for the prior three fiscal years are subject to
examination by the Internal Revenue Service and state
departments of revenue.
f. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income
(including interest income from payment-in-kind securities, if any) and estimated expenses are accrued daily. Amortization
of premium and accretion of discount on debt securities
are included in interest income. Paydown gains and losses
are recorded as an adjustment to interest income. Dividend
income is recorded on the ex-dividend date.
Distributions to common and preferred shareholders from net
investment income, if any, are recorded by the Fund on the
ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually.
The Fund pays targeted distribution rates to its common
shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the Fund. The
1. Organization and Significant Accounting Policies
(continued)
c. Tender Option Bonds
(continued)

Putnam Municipal Opportunities Trust
Notes to Financial Statements

franklintempleton.com
Annual Report
Fund may make return of capital distributions to achieve
the targeted distribution rates. Dividends on remarketed
preferred shares become payable when, as and if declared
by the Trustees. Each dividend period for the remarketed
preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on April
30, 2026 was 5.69% for Series B and 5.69% for Series C
shares. The amount and character of income and gains to
be distributed are determined in accordance with income
tax regulations, which may differ from generally accepted
accounting principles. Dividend sources are estimated at
the time of declaration. Actual results may vary. Any non-
taxable return of capital cannot be determined until final
tax calculations are completed after the end of the Fund’s
fiscal year. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution
(or available capital loss carryovers) under income tax
regulations.
During the reporting period, the Fund has experienced
unsuccessful remarketings of its remarketed preferred
shares. As a result, dividends to the remarketed preferred
shares have been paid at the “maximum dividend rate,”
pursuant to the Fund’s by-laws, which, based on the current
credit quality of the remarketed preferred shares, equals
110% of the higher of the 30-day “AA” composite commercial
paper rate and the taxable equivalent of the short-term
municipal bond rate.
g. Insurance
The scheduled payments of interest and principal for each
insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy.
Depending on the type of coverage, premiums for insurance
are either added to the cost basis of the security or paid by a third party.
Insurance companies typically insure municipal bonds that
tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event
involving an insurer could have an adverse effect on the
value of the securities insured by that insurance company.
There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.
h. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
i. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against
the Fund that have not yet occurred. Currently, the Fund
expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At April 30, 2026, there were an unlimited number of shares authorized (without par value). During the years ended April
30, 2026 and 2025, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
In September 2025, the Board authorized management to renew the Fund’s open-market share repurchase program.
Under the program, the Fund may purchase, from time to time, fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Repurchases are made when the Fund’s shares are trading at less than net asset value and therefore increase the net asset value per share of the Fund’s remaining shares. Transactions in the Fund's shares were as follows:
1. Organization and Significant Accounting Policies
(continued)
f. Security Transactions, Investment Income,
Expenses and Distributions
(continued)

Putnam Municipal Opportunities Trust
Notes to Financial Statements

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3. Preferred Shares
The Series B (2,852) and C (2,670) remarketed preferred shares are redeemable at the option of the Fund on any dividend payment date at a redemption price of $25,000 per remarketed preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared)
and, in certain circumstances, a call premium.
It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the Fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.
Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the Fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30,
2026, no such restrictions have been placed on the Fund.
On March 30, 2026, the Fund repurchased 24 Series B and 3 Series C shares in a private transaction at an aggregate purchase price of $22,500 per share. The private transaction purchase price represented 90.0% of the liquidation preference
($25,000 per share) of the Series B and Series C remarketed preferred shares. The difference between the liquidation preference of the remarketed preferred shares and the actual purchase price of the private sale was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the repurchase of preferred shares by the Fund.
4. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:
Year Ended
April 30, 2026
Year Ended
April 30, 2025
Shares Amount Shares Amount
Shares repurchased ............................................. 658,800 $6,529,500 3,001,429 $31,013,227
Weighted average discount of cost of repurchase to net asset value of shares repurchased ................................................. 8.27% 10.17%
Subsidiary Affiliation
Franklin Advisers, Inc. (Advisers) Investment manager
Franklin Templeton Investment Management Limited (FTIML) Subadvisor
Putnam Investment Management, LLC (Putnam Management) Subadvisor
Franklin Templeton Services, LLC (FT Services) Administrative manager
Putnam Investor Services, Inc. (PSERV) Transfer agent
2. Shares of Beneficial Interest
(continued)

Putnam Municipal Opportunities Trust
Notes to Financial Statements

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a. Management Fees
The Fund pays Advisers for management and investment advisory services quarterly based on the average net assets of the
Fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.
The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:
For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the Fund’s average net assets attributable to common and preferred shares outstanding.
If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the Fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Advisers for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the reporting period, Advisers reimbursed $762,687 to the Fund. Any amount in excess of the fee payable to Advisers for a given period will be used to reduce any subsequent fee payable to Advisers, as may be necessary. As of the reporting period, this excess amounted to $5,527,717.
Advisers retained Putnam Management as subadvisor for the Fund. Pursuant to the agreement, Putnam Management provides certain advisory and related services to the Fund. Advisers pays a monthly fee to Putnam Management based on the costs of Putnam Management in providing these services to the Fund, which may include a mark-up not to exceed 15% over such costs.
Under a subadvisory agreement, FTIML provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average net assets managed by FTIML, and is not an additional expense of the Fund.
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.
The Fund reimburses Advisers an allocated amount for the compensation and related expenses of certain officers of the
Fund and their staff who provide administrative services to the Fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.
Annualized Fee Rate Net Assets
0.650% of the first $500 million of average weekly net assets,
0.550% of the next $500 million of average weekly net assets,
0.500% of the next $500 million of average weekly net assets,
0.450% of the next $5 billion of average weekly net assets,
0.425% of the next $5 billion of average weekly net assets,
0.405% of the next $5 billion of average weekly net assets,
0.390% of the next $5 billion of average weekly net assets and
0.380% of any excess thereafter.
4. Transactions with Affiliates
(continued)

Putnam Municipal Opportunities Trust
Notes to Financial Statements

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Annual Report
c. Transfer Agent Fees
PSERV, an affiliate of Advisers, provided investor servicing agent functions to the Fund. PSERV was paid a monthly fee for investor servicing at an annual rate of 0.05% of the Fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Transfer agent fees in the Statement of Operations.
On May 8, 2025, the Board approved Computershare Inc. to serve as transfer agent for the Fund. Effective October 13, 2025,
Computershare Inc. became the transfer agent for the Fund and PSERV is no longer an affiliated person of the Fund, under the 1940 Act. The principal business office of Computershare is located at P.O. Box 43006, Providence, Rhode Island 02940-
3078.
d. Trustee Fees
The Fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees, who were serving prior to
April 25, 2025, to defer the receipt of all or a portion of Trustees' fees payable from July 1, 1995 through December 31, 2023.
The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.
The Fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the Fund, who were serving prior to April 25, 2025 and who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the Fund is included in the Trustees' fees and expenses in the Statement of Operations. Accrued pension liability is included in
Payable for Trustees' fees and expenses in the Statement of Assets and Liabilities. The Trustees have terminated the Pension
Plan with respect to any Trustee first elected after 2003.
e. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees, if applicable, paid directly or indirectly by each affiliate.
During the year ended April 30, 2026, the Fund held investments in affiliated management investment companies as follows:
    aa
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a       a   a   a   a   a   a   a
Putnam Municipal Opportunities Trust
Non-Controlled Affiliates
Dividends
Putnam Short Term Investment
Fund, Class P, 3.843% ...... $2,605,616 $103,064,338 $(90,061,193) $— $— $15,608,761 15,608,761 $216,107
Total Affiliated Securities ... $2,605,616 $103,064,338 $(90,061,193) $— $— $15,608,761 $216,107
4. Transactions with Affiliates
(continued)

Putnam Municipal Opportunities Trust
Notes to Financial Statements

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Annual Report
5. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains.
At April 30, 2026, the capital loss carryforwards were as follows:
The tax character of distributions paid during the years ended April 30, 2026 and 2025, was as follows:
At April 30, 2026, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and tax straddles.
6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2026, aggregated
$137,678,367 and $157,578,422, respectively.
7. Credit Risk and Defaulted Securities
At April 30, 2026, the Fund had 12.6% of its portfolio invested in high yield securities rated below investment grade and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30,
2026, the value of this security represents less than 0.1% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Schedule of Investments.
Capital loss carryforwards not subject to expiration:
Short term ................................................................................ $ 9,785,848
Long term ................................................................................ 19,629,787
Total capital loss carryforwards ............................................................... $29,415,635
2026 2025
Distributions paid from:
Ordinary income .......................................................... $721,454 $512,775
Tax exempt income ........................................................ 17,826,297 16,396,527
Return of capital ........................................................... 804,191 3,223,028
$19,351,942 $20,132,330
Cost of investments .......................................................................... $462,579,007
Unrealized appreciation ........................................................................ $12,553,319
Unrealized depreciation ........................................................................ (9,328,030)
Net unrealized appreciation (depreciation) .......................................................... $3,225,289

Putnam Municipal Opportunities Trust
Notes to Financial Statements

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Annual Report
8. Other Derivative Information
For the year ended April 30, 2026, the effect of derivative contracts in the Statement of Operations was as follows:
For the year ended April 30, 2026, the average month end notional amount of futures contracts represented $2,712,743.
See Note 1(d) regarding derivative financial instruments.
9. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of April 30, 2026, in valuing the Fund's assets carried at fair value, is as follows:
Derivative Contracts
Not Accounted for as
Hedging Instruments
Statement of
Operations Location
Net Realized
Gain (Loss) for
the Year
Statement of
Operations Location
Net Change in
Unrealized
Appreciation
(Depreciation)
for the Year
Putnam Municipal Opportunities Trust
Net realized gain (loss) from: Net change in unrealized
  appreciation (depreciation) on:
Interest rate contracts ..........
Futures contracts $460,767 Futures contracts $(146,473)
Total ....................... $460,767 $(146,473)
Level 1 Level 2 Level 3 Total
Putnam Municipal Opportunities Trust
Assets:
Investments in Securities:
a
Municipal Bonds ......................... $ — $ 450,195,535 $ — $ 450,195,535
Short Term Investments ................... 15,608,761 — — 15,608,761
Total Investments in Securities ........... $15,608,761 $450,195,535 $— $465,804,296
a
For detailed categories, see the accompanying Schedule of Investments.

Putnam Municipal Opportunities Trust
Notes to Financial Statements

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Annual Report
10. Distributions Subsequent to April 30, 2026
The following distributions have been declared by the Fund’s Board and are payable subsequent to the period end of this report.
11. Operating Segments
The Fund operates as a single operating segment, which is an investment portfolio. The portfolio managers assigned to the
Fund within the Fund’s investment manager serve as the Chief Operating Decision Maker (“CODM”) and are responsible for evaluating the Fund's operating results and allocating resources in accordance with the Fund’s investment strategy.
Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of
Investments provides details of the Fund's investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial
Highlights.
12. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.
Abbreviations
Record Date Payable Date Amount
05/21/2026 05/29/2026 $0.0393
06/23/2026 06/30/2026 $0.0520
07/24/2026 07/31/2026 $0.0520
08/24/2026 08/31/2026 $0.0520
Selected Portfolio
AG
Assured Guaranty, Inc.
AMBAC
American Municipal Bond Assurance Corp.
BAM
Build America Mutual Assurance Co.
FHLMC
Federal Home Loan Mortgage Corp.
FNMA
Federal National Mortgage Association
FRN
Floating Rate Note
GO
General Obligation
NATL
National Reinsurance Corp.
PSF
Permanent School Fund

Putnam Municipal Opportunities Trust
Report of Independent Registered Public Accounting Firm

franklintempleton.com
Annual Report
To the Board of Trustees and Shareholders of Putnam Municipal Opportunities Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Putnam
Municipal Opportunities Trust (the "Fund") as of April 30, 2026, the related statement of operations for the year ended April
30, 2026, the statements of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the five years in the period ended April 30, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, transfer agent, administrative agent for the tender option bond trust, and broker; when replies were not received from a broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
June 18, 2026
We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957.
We have not been able to determine the specific year we began serving as auditor.

Putnam Municipal Opportunities Trust
Tax Information (unaudited)

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Annual Report
By mid-February, tax information related to a shareholder's proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended April 30, 2026:
Pursuant to: Amount Reported
Exempt-Interest Dividends Distributed §852(b)(5)(A) $17,826,297
Section 163(j) Interest Earned §163(j) $721,454
Interest Earned from Federal Obligations Note (1) $11,100

Putnam Municipal Opportunities Trust
Important Information to Shareholders (unaudited)

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Share Repurchase Program
In September 2025, the Trustees of the Fund authorized
a share repurchase program that allows the Fund to
repurchase, beginning October 1, 2025, up to 10% of the
Fund's common shares outstanding as of September 30,
2025.
Managed Distribution Plan
The Fund has implemented a managed distribution plan (the
“Distribution Plan”) whereby the Fund will distribute a level distribution amount to shareholders. Until May 31, 2026,
the Fund made monthly distributions to shareholders at the
rate of $0.0393 per share. Effective June 1, 2026, the Fund
intends to make monthly distributions to shareholders at
the rate of $0.0520 per share. Management will generally
distribute amounts necessary to satisfy the Distribution
Plan and the requirements prescribed by excise tax rules
and Subchapter M of the Internal Revenue Code. The
Distribution Plan is intended to provide shareholders with a consistent distribution each month and is intended to narrow the discount between the market price and the NAV of the
Fund’s common shares, but there is no assurance that the
Distribution Plan will be successful in doing so.
Under the Distribution Plan, to the extent that sufficient
investment income is not available on a monthly basis, the
Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s investment
performance from the amount of the Fund’s distributions or
from the terms of the Distribution Plan.
The Board may amend the terms of the Distribution Plan
or terminate the Distribution Plan at any time without prior notice to the Fund’s shareholders; however, at this time
there are no reasonably foreseeable circumstances that
might cause the termination of the Distribution Plan. The
amendment or termination of the Distribution Plan could
have an adverse effect on the market price of the Fund’s
common shares. The Distribution Plan will be subject to the
periodic review by the Board, including a yearly review of
the annual minimum fixed rate to determine if an adjustment
should be made.
Shareholders should not draw any conclusions about the
Fund’s investment performance from the amount of the
current distribution or from the terms of the Distribution Plan.
The Fund will send a Form 1099-DIV to shareholders for
the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.
In compliance with Rule 19a-1 of the 1940 Act, shareholders
will receive a notice that details the source of income for
each dividend such as net investment income, gain from
the sale of securities and return of principal. However,
determination of the actual source of the Fund’s dividend
can only be made at year-end. The actual source amounts
of all Fund dividends will be included in the Fund’s annual or semiannual reports.
In addition, the tax treatment may differ from the
accounting treatment used to calculate the source of the
Fund’s dividends as shown on shareholders’ statements.
Shareholders should refer to their Form 1099-DIV for
the character and amount of distributions for income tax
reporting purposes. Since each shareholder’s tax situation is unique, it may be advisable to consult a tax advisor as to the appropriate treatment of Fund distributions.
Information about the Fund’s goal, investment
strategies, principal risks, and fundamental investment
policies
Changes to the Fund’s goal, investment strategies, and
principal risks
The following information in this annual report is a summary of Fund's investment objectives, strategies and principal
risk factors. The following information also includes certain changes made over the prior year. This information may
not reflect all the changes that have occurred since you
purchased the Fund.
Goal
The goal of the Fund is to seek as high a level of current
income exempt from federal income tax as we believe to be
consistent with preservation of capital.
The Fund’s main investment strategies and related risks
This section contains detail regarding the Fund’s main
investment strategies and the related risks you face as
a Fund shareholder. It is important to keep in mind that
risk and reward generally go hand in hand; the higher the
potential reward, the greater the risk.

Putnam Municipal Opportunities Trust
Important Information to Shareholders (unaudited)

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Annual Report
The Fund intends to achieve its objective by investing in a
portfolio of investment-grade and some below investment-
grade municipal bonds selected by Putnam Management.
The Fund also uses leverage, primarily by issuing preferred
shares in an effort to enhance the returns for the common
shareholders. The Fund’s shares trade on a stock exchange
at market prices, which may be lower than the Fund’s net
asset value. The Fund’s use of leverage involves risks,
which are discussed in more detail below, and may increase
the volatility of the Fund’s NAV.
Under normal circumstances, the Fund’s allocation to the
investment category of mortgage-backed and other asset-
backed securities will be primarily composed of investments
in mortgage-backed securities. Under normal market
conditions, the Fund will invest at least 20% of its assets in debt securities or other instruments rated below investment
grade, sometimes called “junk bonds.” The Fund may also
invest in investment grade debt securities. Investment
grade debt securities are rated in one of the top four ratings categories by a nationally-recognized statistical rating
organization (a “Rating Agency”) such as S&P, Moody’s
or Fitch. A debt security rated below the top four ratings
categories by each Rating Agency rating the security will
be considered below investment grade. The Fund may
also buy unrated debt securities or other income-producing
instruments.
The Fund may invest in securities or other instruments
whose issuers are in default or bankruptcy. Under normal
conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.
• Tax-exempt investments. These investments are
issued by or for states, territories or possessions of the
United States or by their political subdivisions, agencies,
authorities or other government entities, and the income
from these investments is exempt from both federal and the
applicable state’s income tax. These investments are issued
to raise money for public purposes, such as loans for the
construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the
Internal Revenue Service could make the income from some
of these obligations taxable.
• Alternative minimum tax risk. The Fund may invest in
municipal securities and private activity bonds that generate interest that is subject to federal alternative minimum tax
(AMT). As a result, taxpayers who are subject to the AMT
potentially could earn a lower after-tax return. Corporate
shareholders will be required to include all exempt interest dividends in determining their federal AMT. For more
information, including possible state, local and other taxes, contact your tax advisor.
• General obligations. These are backed by the issuer’s
authority to levy taxes and are considered an obligation
of the issuer. They are payable from the issuer’s general
unrestricted revenues, although payment may depend upon
government appropriation or aid from other governments.
These investments may be vulnerable to legal limits on a
government’s power to raise revenue or increase taxes, as
well as economic or other developments that can reduce
revenues.
• Revenue obligations. These are payable from revenue
earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private
owners or operators of the facilities. Investors can look
only to the revenue generated by the project or the private
company operating the project rather than the credit of
the state or local government authority issuing the bonds.
Revenue obligations are typically subject to greater credit
risk than general obligations because of the relatively limited source of revenue.
• Tender option bonds. The Fund may leverage its assets
through the use of proceeds received through tender option
bond transactions. In a tender option bond transaction,
the Fund transfers a fixed-rate municipal bond to a special
purpose entity trust (TOB trust) sponsored by a broker.
The TOB trust funds the purchase of the fixed rate bonds
by issuing short-term floating-rate bonds to third parties
and allowing the Fund to retain the residual interest in the
TOB trust’s assets and cash flows, which are in the form of
inverse floating rate bonds. The inverse floating rate bonds held by the Fund give the Fund the right to (1) cause the
holders of the floating rate bonds to tender their notes at
par, and (2) to have the fixed-rate bond held by the TOB
trust transferred to the Fund, causing the TOB trust to be
liquidated. The Fund will look through to the underlying

Putnam Municipal Opportunities Trust
Important Information to Shareholders (unaudited)

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Annual Report
municipal bond held by a TOB trust for purposes of the
Fund’s 80% policy referenced below under the heading “The
Fund’s fundamental investment policies.”
• Interest rate risk. The values of bonds and other debt
instruments usually rise and fall in response to changes
in interest rates. Interest rates can change in response
to the supply and demand for credit, government and/or
central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s
value usually will not affect the amount of interest income
paid to the Fund, but will affect the value of the Fund’s
shares. Interest rate risk is generally greater for investments with longer maturities.
Some investments give the issuer the option to call or
redeem an investment before its maturity date. If an issuer
calls or redeems an investment during a time of declining
interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the Fund
might not benefit from any increase in value as a result of
declining interest rates.
• Credit risk. Investors normally expect to be compensated
in proportion to the risk they are assuming. Thus, debt of
issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated
investments generally have lower credit risk.
We invest mainly in investment-grade debt investments.
These are rated at least BBB or its equivalent at the time
of purchase by a nationally recognized securities rating
agency, or are unrated investments that we believe are of
comparable quality. We may invest up to 30% of the Fund’s
total assets in non-investment-grade investments. However,
we will not invest in investments that are rated lower than
BB or its equivalent by each agency rating the investment,
or are unrated securities that we believe are of comparable
quality. We will not necessarily sell an investment if its rating is reduced after we buy it.
We may also invest in investments that are below-
investment-grade (sometimes referred to as “junk bonds”),
which can be more sensitive to changes in markets, credit
conditions, and interest rates and may be considered
speculative. These investments are rated below BBB
or its equivalent, which reflects a greater possibility that the issuers may be unable to make timely payments of
interest and principal and thus default. If default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and is likely to fall. The value of a debt instrument may also be affected by changes in, or
perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or
assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had
previously placed on it. Tax-exempt debt, particularly lower-
rated tax-exempt debt, usually has a more limited market
than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are required to make interest payments only at maturity rather
than at intervals during the life of the investment.
Bond investments may be more susceptible to downgrades
or defaults during economic downturns or other periods
of economic stress, which in turn could affect the market
values and marketability of many or all bond obligations of
issuers in a state, U.S. territory, or possession. We may buy investments that are insured as to the payment of principal
and interest in the event the issuer defaults. Any reduction in the insurer’s ability to pay claims may adversely affect the value of insured investments and, consequently, the value of the Fund’s shares.
• Focus of investments. We may make significant
investments in a particular segment of the tax-exempt debt
market, such as tobacco settlement bonds or revenue
bonds for health care facilities, housing or airports. We may also make significant investments in the debt of issuers
located in the same state. These investments may cause
the value of the Fund’s shares to fluctuate more than the
values of shares of the funds that invest in a greater variety of investments. Certain events may adversely affect all
investments within a particular market segment. Examples
include legislation or court decisions, concerns about
pending legislation or court decisions, and lower demand
for the services or products provided by a particular market segment. Investing in issuers located in the same state may
make the Fund more vulnerable to that state’s economy
and to factors affecting its tax-exempt issuers, such as their ability to collect revenues to meet payment obligations.

Putnam Municipal Opportunities Trust
Important Information to Shareholders (unaudited)

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Annual Report
At times, the Fund and other accounts that Putnam
Management and its affiliates manage may own all or most
of the debt of a particular issuer. This concentration of
ownership may make it more difficult to sell, or to determine the fair value of, these investments.
• Derivatives. We may engage in a variety of transactions
involving derivatives, such as municipal rate locks, futures, and swap contracts, although they do not represent
a primary focus of the Fund. Derivatives are financial
instruments whose value depends upon, or is derived from,
the value of something else, such as one or more underlying
investments, pools of investments or indexes. We may
make use of “short” derivative positions, the values of which typically move in the opposite direction from the price of
the underlying investment, pool of investments, or index.
We may use derivatives both for hedging and non-hedging
purposes, such as to modify the behavior of an investment
so that it responds differently than it would otherwise
respond to changes in a particular interest rate or to modify the Fund’s duration. For example, derivatives may increase
or decrease an investment’s exposure to long- or short-term
interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. For example, we may use interest rate swaps
to hedge or gain exposure to interest rate risk, or to hedge or gain exposure to inflation. We may also use derivatives to adjust the Fund’s positioning on the yield curve (a line that plots interest rates of bonds having equal credit quality but differing maturity dates) or to take tactical positions along the yield curve. However, we may also choose not to use
derivatives, based on our evaluation of market conditions
or the availability of suitable derivatives. Investments in
derivatives may be applied toward meeting a requirement
to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.
Derivatives involve special risks and may result in losses.
The successful use of derivatives depends on our ability to
manage these sophisticated instruments. Some derivatives
are “leveraged,” which means they provide the Fund with
investment exposure greater than the value of the Fund’s
investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the
Fund. The risk of loss from certain short derivative positions is theoretically unlimited.
The value of derivatives may move in unexpected ways due
to unanticipated market movements, the use of leverage,
imperfect correlation between the derivative instrument and
the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the Fund’s returns, obligations and
exposures.
Other risks arise from the potential inability to terminate
or sell derivative positions. Derivatives may be subject
to liquidity risk due to the Fund’s obligation to make
payments of margin, collateral, or settlement payments to
counterparties. A liquid secondary market may not always
exist for the Fund’s derivative positions. In fact, certain
over-the-counter instruments (investments not traded
on an exchange) may not be liquid. Over-the-counter
instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The
risk of a party failing to meet its obligations may increase if the Fund has significant exposure to that counterparty.
Derivative transactions may also be subject to operational
risk, including due to documentation and settlement issues,
system failures, inadequate controls and human error, and
legal risk due to insufficient documentation, insufficient
capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract.
• Preferred share leverage risk. Leverage from the
issuance of preferred shares creates risks, including the
likelihood of greater volatility of net asset value and market price of, and distributions from, the Fund’s common shares
and the risk that fluctuations in dividend rates on preferred shares may affect the return to common shareholders. If
the income from the investments purchased with proceeds
received from leverage is not sufficient to cover the cost of leverage, the amount of income available for distribution
to common shareholders will be less than if leverage
had not been used. While the Fund has preferred shares
outstanding, an increase in short-term interest rates
could result in an increased cost of leverage, which could
adversely affect the Fund’s income available for distribution to common shareholders. In connection with its preferred
shares, the Fund is required to maintain specified asset
coverage mandated by applicable federal securities laws
and by the Fund’s Amended and Restated Bylaws. The
Fund may be required to dispose of portfolio investments
on unfavorable terms if market fluctuations or other factors

Putnam Municipal Opportunities Trust
Important Information to Shareholders (unaudited)

franklintempleton.com
Annual Report
cause the required asset coverage to be less than the
prescribed amount. There can be no assurance that a
leveraging strategy will be successful.
• Liquidity and illiquid investments. We may invest in
illiquid investments, which may be considered speculative
and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract.
Some investments may be difficult to value for purposes
of determining the Fund’s net asset value. Certain other
investments may not have an active trading market due to
adverse market, economic, industry, political, regulatory,
geopolitical, environmental, public health, and other
conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment
or type of investment. We may not be able to sell the Fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.
• Market risk. The value of investments in the Fund’s
portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy,
interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes
(including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues
(including epidemics and pandemics); and factors related
to a specific issuer, geography, industry or sector. Foreign financial markets have their own market risks, and they may
be more or less volatile than U.S. markets and may move
in different directions. These and other factors may lead
to increased volatility and reduced liquidity in the Fund’s
portfolio holdings. These risks may be exacerbated during
economic downturns or other periods of economic stress.
The United States and other countries are periodically
involved in disputes over trade and other matters, which
may result in tariffs, investment restrictions and adverse
impacts on affected companies and securities. For example,
the United States has recently enacted and proposed
to enact significant new tariffs and President Trump has
directed various federal agencies to further evaluate key
aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties and tariffs.
There continues to exist significant uncertainty about the
future relationship between the U.S. and other countries
with respect to such trade policies, treaties and tariffs.
These developments, or the perception that any of them
could occur, may have a material adverse effect on global
economic conditions and the stability of global financial
markets, and may significantly reduce global trade and, in
particular, trade between the impacted nations and the U.S.
• Management and operational risk. The Fund is actively
managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the
Fund’s investment objective. There is no guarantee that
the investment techniques, analyses, or judgments that
we apply in making investment decisions for the Fund will
produce the intended outcome or that the investments we
select for the Fund will perform as well as other securities that were not selected for the Fund. As a result, the Fund
may underperform its benchmark or other funds with a
similar investment goal and may realize losses. In addition, we, or the Fund’s other service providers, may experience
disruptions or operating errors that could negatively impact the Fund. Although service providers may have operational
risk management policies and procedures and take
appropriate precautions to avoid and mitigate risks that
could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely
eliminate or mitigate their occurrence or effects.
• Other investments. In addition to the main investment
strategies described above, the Fund may also make
other types of investments, which may produce taxable
income and be subject to other risks. The Fund may also
invest in cash or cash equivalents, including money market
instruments or short-term instruments such as commercial
paper, bank obligations (e.g., certificates of deposit and
bankers’ acceptances), repurchase agreements, and U.S.
Treasury bills or other government obligations. The Fund
may also from time to time invest all or a portion of its
cash balances in money market and/or short-term bond
funds advised by Putnam Management or its affiliates.
The percentage of the funds invested in cash and cash
equivalents and such money market and short-term
bond funds is expected to vary over time and will depend
on various factors, including market conditions and our
assessment of the cash level that is appropriate to allow the

Putnam Municipal Opportunities Trust
Important Information to Shareholders (unaudited)

franklintempleton.com
Annual Report
Fund to pursue investment opportunities as they arise. Large cash positions may dampen performance and may prevent
the Fund from achieving its goal.
• Temporary defensive strategies. In response to adverse
market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the Fund’s assets in cash and cash equivalents, that differ from the Fund’s usual investment strategies. However, we
may choose not to use these temporary defensive strategies
for a variety of reasons, even in very volatile market
conditions. If we do employ these strategies, the Fund may
miss out on investment opportunities and may not achieve
its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as
intended.
• Changes in policies. The Trustees may change the
Fund’s goal, investment strategies and other policies without shareholder approval, except in circumstances in which
shareholder approval is specifically required by law (such
as changes to fundamental investment policies) or where a
shareholder approval requirement was specifically disclosed
in the Fund’s prospectus, statement of additional information or shareholder report and is otherwise still in effect.
The Fund’s fundamental investment policies
The Fund has adopted the following investment restrictions
which may not be changed without the affirmative vote of a
“majority of the outstanding voting securities” of the Fund
(which is defined in the 1940 Act to mean the affirmative
vote of the lesser of (1) more than 50% of the outstanding
common shares and of the outstanding preferred shares
of the Fund, each voting as a separate class, or (2) 67% or
more of the common shares and of the preferred shares,
each voting as a separate class, present at a meeting if
more than 50% of the outstanding shares of each class are
represented at the meeting in person or by proxy).
A portfolio investment is reviewed for inclusion in the Fund’s
80% basket at the time of investment and generally on a
quarterly basis thereafter. If, subsequent to an investment, the Fund identifies that the requirements of the Fund’s
80% investment policy are no longer met, the Fund will
make future investments in a manner that will bring the
Fund into compliance as soon as reasonably practicable,
and no later than 90 days after the Fund’s identification of non-compliance with the Fund’s 80% policy. The Fund may
depart from its 80% investment policy in other-than-normal
circumstances for up to 90 days.
Unless stated otherwise, the Fund’s compliance with its
other investment limitations and requirements described in
this annual report is determined at the time of investment.
If the applicable investment limitation or requirement is
complied with at the time of an investment, any change
in asset values, sale of securities, or change in security
characteristics will not constitute a violation of that limitation or requirement.
The Fund’s investments in derivative instruments and other
investments that provide exposure to the investment focus
indicated in the Fund’s 80% policy are included in the Fund’s
80% basket.
Under normal market conditions, the Fund invests at least
80% of its total assets in municipal bonds.
Additionally, the Fund may not:
1. Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights,
except to the extent such issuance might be involved with
respect to borrowings described under restriction 2 below
or with respect to transactions involving financial futures, options, and other financial instruments.
2. Borrow money in excess of 10% of the value (taken at
the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is
made, and then only from banks as a temporary measure
(not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for
extraordinary or emergency purposes. Such borrowings will
be repaid before any additional investments are purchased.
3. Underwrite securities issued by other persons except
to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.
4. Purchase or sell real estate, although it may purchase
securities of issuers which deal in real estate, securities
which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired
through the exercise of its rights as a holder of debt
obligations secured by real estate or interests therein.

Putnam Municipal Opportunities Trust
Important Information to Shareholders (unaudited)

franklintempleton.com
Annual Report
5. Purchase or sell commodities or commodity contracts,
except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange
contracts and other financial transactions not involving
physical commodities.
6. Make loans, except by purchase of debt obligations in
which the Fund may invest consistent with its investment
policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase
agreements, or by lending its portfolio securities.
7. With respect to 50% of its total assets, invest in the
securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at
current value) would be invested in the securities of such
issuer; provided that this limitation does not apply to
obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
8. With respect to 50% of its total assets, acquire more than
10% of the outstanding voting securities of any issuer.
9. Purchase securities (other than securities of the U.S.
government, its agencies or instrumentalities or tax-exempt
securities, except tax-exempt securities backed only by the
assets and revenues of non-governmental issuers) if, as a
result of such purchase, more than 25% of the Fund’s total
assets would be invested in any one industry.
The following information is a summary of material
changes since the last fiscal year. This information may
not reflect all of the changes that have occurred since
you purchased the Fund.
The Fund has not materially changed its Principal
Investment Strategy during the last fiscal year.

Putnam Municipal Opportunities Trust
Annual Meeting of Shareholders: April 17, 2026 (unaudited)

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Annual Report
The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 1 Madison Ave, New York, NY, on April 17,
2026. The purpose of the meeting was to elect Trustees of the Fund and to fix the number of Trustees for the Fund at eight. At the meeting, the Common Stock Trustees were elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Shares and Preferred Shares voting together as a single class. Due to a lack of quorum of preferred shareholders, voting as a separate class, the election of the 2 Trustee positions by the preferred shareholders concluded without a shareholder vote. Shareholders also fixed the number of Trustees for the Fund at eight. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of Trustees:
* Mr. Agdern and Mr. Mason were previously elected as Trustees by the holders of the preferred shares, voting as a separate class, while the other Trustees have been elected by the holders of the preferred shares and common shares voting together as a single class. Mr. Agdern and Mr. Mason will carry over and continue to serve as Trustees given the lack of quorum of preferred shareholders voting as a separate class.
2. Fixing the number of Trustees at 8:
Term Expiring 2027 For
% of
Shares
Present
% of
Outstanding
Shares Withheld
% of
Shares
Present
% of
Outstanding
Shares
Robert D. Agdern*
............
Carol L. Colman
.............
Anthony Grillo
...............
Eileen A. Kamerick
...........
Nisha Kumar
................
Peter Mason*
...............
Hillary A. Sale
...............
Jane E. Trust
................
92
20,290,215
21,655,070
20,156,170
21,523,054
92
20,228,877
21,620,898
64.33%
89.58%
95.60%
88.98%
95.02%
64.33%
89.30%
95.45%
1.65%
74.03%
79.01%
73.54%
78.53%
1.65%
73.81%
78.89%
51
2,360,224
995,369
2,494,270
1,127,386
51
2,421,563
1,029,542
35.66%
10.42%
4.39%
11.01%
4.97%
35.66%
10.69%
4.54%
0.91%
8.61%
3.63%
9.10%
4.11%
0.91%
8.83%
3.75%
Shares
Voted
% of
Shares
Present
% of
Outstanding
Shares
For
.......................
Against
....................
Abstain
....................
21,580,444
547,330
522,661
95.27%
2.41%
2.30%
78.74%
1.99%
1.90%

Putnam Municipal Opportunities Trust
Dividend Reinvestment and Cash Purchase Plan (unaudited)

franklintempleton.com
Annual Report
Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust
and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan
(each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Computershare Trust Company, N.A. (the “Agent”). If you are
not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you or your intermediary.
Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.
If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.
To change your enrollment status or to request additional information about the Plans, you may contact the Agent in writing at
P.O. Box 43006 Providence, RI 02940-3078 or by calling the Agent at 1-888-888-0151.
How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.
If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market.
The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.
How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.
Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.
About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

Putnam Municipal Opportunities Trust
Dividend Reinvestment and Cash Purchase Plan (unaudited)

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Annual Report
About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice.
However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.
If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf.
If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.
In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Putnam Municipal Opportunities Trust
Board Members and Officers (unaudited)

franklintempleton.com
Annual Report
The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its
Board. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New
York, New York 10010. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the
Fund at 1-888-777-0102. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members
#
:
Name and
Year of Birth
Position(s) with
Trust
Term of Office
and Year Service
Began*
Number of Portfolios in
Fund Complex Overseen
by Board Member**
Other Directorships Held During
at Least the Past 5 Years
Robert D. Agdern
(Born 1950)
Trustee Since 2025 22 None
Principal Occupation(s) During the Past Five Years:
Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern
University (2002 to 2016); formerly , Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001);
Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Carol L. Colman
(Born 1946)
Trustee Since 2025 22 None
Principal Occupation(s) During the Past Five Years:
President, Colman Consulting Co.(consulting).
Anthony Grillo
(Born 1955)
Trustee Since 2025 22 Director of Littelfuse, Inc.
(electronics manufacturing)
(since 1991); formerly , Director
of Oaktree Acquisition Corp. II
(2020 to 2022); Director of Oaktree
Acquisition Corp. (2019 to 2021)
Principal Occupation(s) During the Past Five Years:
Retired; Founder, Managing Director and Partner of American Securities Opportunity Funds (private equity and credit firm) (2006 to 2018);
formerly , Senior Managing Director of Evercore Partners Inc. (investment banking) (2001 to 2004); Senior Managing Director of Joseph
Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The Blackstone Group L.P. (private equity and credit firm) (1991 to 1999)
Eileen A. Kamerick
(Born 1958)
Trustee
and Chair
Since 2025 22 Director, VALIC Company I (since
October 2022); Director of ACV
Auctions Inc. (since 2021); Director
of Associated Banc-Corp (financial
services company) (since 2007);
formerly , Director of Hochschild
Mining plc (precious metals
company) (2016-2023); formerly ,
Trustee of AIG Funds and Anchor
Series Trust (2018 to 2021)
Principal Occupation(s) During the Past Five Years:
Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board
Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor,
Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor,
University of Iowa College of Law (since 2007); formerly , Chief Financial Officer, Press Ganey Associates (health care informatics company)
(2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey
Foundation (2010 to 2012)

Putnam Municipal Opportunities Trust

franklintempleton.com
Annual Report
Name and
Year of Birth
Position(s) with
Trust
Term of Office
and Year Service
Began*
Number of Portfolios in
Fund Complex Overseen
by Board Member**
Other Directorships Held During
at Least the Past 5 Years
Nisha Kumar
(Born 1970)
Trustee Since 2025 22 Director of Stonepeak-Plus
Infrastructure Fund LP (since 2025);
Director of Birkenstock Holding plc
(since 2023); Director of The India
Fund, Inc. (since 2016); formerly ,
Director of Aberdeen
Income Credit Strategies Fund
(2017 to 2018); and Director of The
Asia Tigers Fund, Inc. (2016 to
2018)
Principal Occupation(s) During the Past Five Years:
Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011-2021);
formerly , Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief
Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009). Member of the Council on Foreign Relations
Peter Mason
(Born 1959)
Trustee Since 2025 22 Chairman of University of Sydney
USA Foundation (since 2020);
formerly , Director of the Radio
Workshop US, Inc. (2023 to 2026)
Principal Occupation(s) During the Past Five Years:
Arbitrator and Mediator (self-employed) (since 2021); formerly , Global General Counsel of UNICEF (intergovernmental organization) (1998-
2021)
Hillary A. Sale
(Born 1961)
Trustee Since 2025 22 Director of CBOE U.S. Securities
Exchanges, CBOE Futures
Exchange, and
CBOE SEF, Director (Since
2022); Advisory Board Member of
Foundation Press (academic book
publisher) (since 2019); formerly , a
Member of the Board of Governors
of FINRA (2016-2022)
Principal Occupation(s) During the Past Five Years:
Agnes Williams Sesquicentennial Professor of Leadership and Corporate Governance, Georgetown Law Center; and Professor of
Management, McDonough School of Business (since 2018); formerly , Associate Dean for Strategy, Georgetown Law Center (2020-2023);
National Association of Corporate Directors Board Faculty Member (since 2021)
Independent Board Members
#
:
(continued)

Putnam Municipal Opportunities Trust

franklintempleton.com
Annual Report
Interested Board Members and Officers:
The Fund’s executive officers are elected each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. Officers of the Fund receive no compensation from the Fund, although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Ms. Trust, the Fund’s CEO and President, the executive officers of the Fund currently are:
Name and
Year of Birth
Position(s) with
Trust
Term of Office
and Year Service
Began*
Number of Portfolios in
Fund Complex Overseen
by Board Member**
Other Directorships Held During
at Least the Past 5 Years
Jane Trust, CFA
†
(Born 1962)
Trustee,
President and
Chief Executive
Officer
Since 2024 Trustee/Director of Franklin
Templeton funds consisting
of 119 portfolios; Trustee
of Putnam Family of Funds
consisting of 105 portfolios
None
Principal Occupation(s) During the Past Five Years:
Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 119 funds associated with Franklin Templeton Fund Adviser, Inc. ("FTFA") or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105
Portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly , Senior Managing Director (2018 to 2020) and Managing
Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Fred Jensen
(Born 1963)
Chief
Compliance
Officer
Since 2025 Not Applicable None
Principal Occupation(s) During the Past Five Years:
Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of
Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly , Chief Compliance Officer of Legg Mason Global
Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly , Chief Compliance
Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)
Marc A. De Oliveira
(Born 1971)
Secretary and
Chief Legal
Officer
Since 2025 Not Applicable None
Principal Occupation(s) During the Past Five Years:
Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain funds associated with Legg
Mason & Co. or its affiliates (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006);
formerly , Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)
Thomas C. Mandia
(Born 1962)
Senior Vice
President
Since 2025 Not Applicable None
Principal Occupation(s) During the Past Five Years:
Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Secretary of LM Asset Services, LLC
(“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) ( formerly registered investment advisers)
and Assistant Secretary of certain funds in the fund complex (since 2006); formerly , Managing Director and Deputy General Counsel of Legg
Mason & Co. (2005 to 2020)
Jeanne M. Kelly
(Born 1951)
Senior Vice
President
Since 2025 Not Applicable None
Principal Occupation(s) During the Past Five Years:
U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co.
or its affiliates (since 2007); Senior Vice President of the Investment Manager (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly , Managing Director of Legg Mason & Co. (since 2005 to 2020); Senior Vice President of LMFAM (2013 to
2015)

Putnam Municipal Opportunities Trust

franklintempleton.com
Annual Report
# Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
† Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.
* Each Trustee was elected to their position on April 25, 2025.
** The term “Fund Complex” means two or more registered investment companies that:
(a) hold themselves out to investors as related companies for purposes of investment and investor services; or
(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
Name and
Year of Birth
Position(s) with
Trust
Term of Office
and Year Service
Began*
Number of Portfolios in
Fund Complex Overseen
by Board Member**
Other Directorships Held During
at Least the Past 5 Years
Christopher Berarducci
(Born 1974)
Treasurer and
Principal
Financial Officer
Since 2025 Not Applicable None
Principal Occupation(s) During the Past Five Years:
Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer
(since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly , Managing Director (2020), Director (2015 to 2020),
and Vice President (2011 to 2015) of Legg Mason & Co.
Interested Board Members and Officers:
(continued)

39026-A 06/26
© 2026 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock. The Fund also may repurchase its remarketed preferred shares at negotiated prices in private transactions from time to time.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Putnam Municipal Opportunities Trust
Investment Manager Transfer Agent Fund Information
Franklin Advisers, Inc. Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Toll Free Number:
1-888-888-0151
(800) DIAL BEN
®
/
342-5236

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar possess the technical attributes identified in Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2025 and April 30, 2026 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,772 in April 30, 2025 and $46,883 in April 30, 2026.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in April 30, 2025 and $0 in April 30, 2026.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $16,000 in April 30, 2025 and $16,000 in April 30, 2026. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in April 30, 2025 and $0 in April 30, 2026.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $486,647 in April 30, 2025 and $1,557,011 in April 30, 2026.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

(b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.
ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2

1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

2 The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.
2.	Considers special proxy issues as they may from time to time arise.
3.	Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:

1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto

3.	Manages the process of referring issues to portfolio managers for voting instructions.

4.	Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5.	Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6.	Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.	Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.	Putnam may elect not to vote when the security is no longer held.

2.	Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3.	Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

4.	Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.

2.	No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.

4.	The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:

1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.

5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.	Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. When evaluating a company’s board, Putnam may consider the diversity of professional backgrounds and personal characteristics. Putnam believes that companies generally benefit from diversity on the board, including diversity with respect to gender, ethnicity, race, skills, perspectives and experience.

Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

➢	Putnam will withhold votes from the entire board of directors if:

•	The board does not have a majority of independent directors,

•	The board does not have nominating, audit and compensation committees composed solely of independent directors, or

•	The board has more than 15 members or fewer than five members, absent special circumstances.

➢	Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.

➢	Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

➢	Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)

Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)

➢	Putnam will vote on a case-by-case basis and may consider voting against the Nominating Committee Chair if there is a lack of evidence of board diversity.

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

➢	Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.

➢	Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive’s home company, Putnam will withhold votes from members of the company’s governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.

➢	Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Note: Designation of executive director is based on company disclosure.

➢	Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.

➢	Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.

➢	Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.

➢	Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.

➢	Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.

Classified Boards

➢	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Ratification of Auditors

➢	Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)

Contested Elections of Directors

➢	Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢	Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

➢	Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

➢	Putnam will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

➢	Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam’s other screens.

➢	Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.

➢	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢	Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

➢	Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:

Vote on a case-by-case basis on such proposals if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or
•	the maximum award pool is undisclosed, or
•	the incentive bonus plan’s performance criteria are undisclosed, or
•	the independent proxy voting service recommends a vote against.

➢	Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).

➢

Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

●	Putnam will review the proposal on a case-by-case basis if there is no recommendation of the independent proxy voting service.

➢	Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)

➢	Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.

➢	Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

➢	Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1)	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2)	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3)	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value.

4)	No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:

➢	Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.

➢	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

➢	Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

D. Acquisitions, Mergers, Reorganizations and Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

➢	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only)

➢	Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.

➢	Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.

➢	Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

➢	Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).

➢	Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.

➢	Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.

➢	Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

➢	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

➢	Putnam will vote against proposals where there is a lack of information to make an informed voting decision.

➢	Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.

➢	Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.

➢	Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.

➢	Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:

1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;

2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and

3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.

Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.

Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.

➢	Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company’s outstanding common stock and not more than 25%.

In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.

Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company’s outstanding common stock.

In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.

➢	Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.

Disclosure should address the following:

•	the ability of shareholders to ask questions during the meeting
o	including time guidelines for shareholder questions
o	rules around what types of questions are allowed
o	and rules for how questions and comments will be recognized and disclosed to meeting participants

o	the manner in which appropriate questions received during the meeting will be addressed by the board

•	procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•	technical and logistical issues related to accessing the virtual meeting platform; and
•	procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting

Putnam may vote against proposals that do not meet these criteria.

Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.

➢	Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.

➢	Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

II. Shareholder Proposals

Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

➢	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢	Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

➢	Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan (“SERP”), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company’s tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)

➢	Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)

➢	Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.

➢	Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)

➢	Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

●	the company undergoes a change in control, and
●	the change in control results in the termination of employment for the person receiving the severance payment.
➢	Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.

➢	Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.

➢	Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes).

●	However, Putnam will vote against such proposals when the company has a policy that minimally requires shareholder approval of severance agreements for executives that provides for cash severance benefits exceeding 2.99 times the sum of the executive’s base salary plus target annual non-equity incentive plan bonus opportunity.

Putnam will vote on a case-by-case basis on approving such compensation arrangements.

➢	Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.

➢	Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

➢	Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.

➢	Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

Environmental and Social

➢	Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.

In addition, Putnam will consider proposals related to Artificial Intelligence (“AI”) on a case-by-case basis.

Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company’s current level of disclosure, (iii) the company’s level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

III. Voting Shares of Non-US Issuers

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

➢	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

➢	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢	Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

➢	Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

➢	Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.

➢	Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.

➢	Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.

➢	Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.

➢	Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

➢	Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.

➢	Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.

➢	Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

➢	Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.

➢	Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).

➢	Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.

➢	Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.

Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:

•	Disconnect between pay and performance
•	No performance metrics disclosed;
•	No relative performance metrics utilized;
•	Single performance metric was used and it was an absolute measure;
•	Performance goals were lowered when management failed or was unlikely to meet original goals;
•	Long Term Incentive Plan is subject to retesting (e.g., Australia);
•	Service contracts longer than 12 months (e.g., United Kingdom);
•	Allows vesting below median for relative performance metrics;

•	Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•	Contains provisions to automatically vest upon change-of-control; or
•	Other poor compensation practices or structures.
•	Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
•	Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)

➢	Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.

Matters Relating to Board of Directors

Uncontested Board Elections

Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand

➢	Putnam will vote against the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company’s business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company’s staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.

➢	Putnam will generally vote in favor of nominees to the Supervisory Committee

Australia

➢	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent, or

•	the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or

•	the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.

Brazil

➢	Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.

➢	Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.

➢	Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.

➢	Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.

➢	Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).

➢	Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.

➢	Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.

Canada

Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Continental Europe (ex-Germany)

➢	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent directors, or

•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).

Germany

➢	For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
➢	Putnam will vote against the Supervisory Board if
➢	the board has not established an audit committee comprising an Independent chair.
➢	the audit committee chair serves as board chair.
➢	the board contains more than two former management board members.

➢	Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.

Israel

Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as “other” (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,

➢	Putnam’s guidelines regarding board Nominating Committees will not apply

➢	Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.

Italy

Election of directors and statutory auditors:

➢	Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.

➢	Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.

➢	Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.

Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.

➢	Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)

Japan

➢	For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have a majority of outside directors,
•	the board has not established nominating and compensation committees composed of a majority of outside directors,
•	the board has not established an audit committee composed of a majority of independent directors, or
•	the board does not have at least two independent directors for companies with a controlling shareholder.

➢	For companies that have established a statutory auditor board structure:

•	Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

➢	For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

•	Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders’ attendance but not that of insiders, who are presumed to have no more important time commitments.)

➢	For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors

Election of Executive Director and Election of Supervisory Director – REIT

REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.

➢	Putnam will generally vote for the election of Executive Director
➢	Putnam will generally vote for the election of Supervisory Directors

Commentary:

Definition of outside director and independent director:

The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).

The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

Putnam will withhold votes from the entire board of directors if:

•	For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,

•	For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,

•	The board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

➢	Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.

Malaysia

➢	Putnam will vote against the entire board of directors if:

•	less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,

•	the board has not established an audit committee with all members being independent directors, including the committee chair,
•	the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•	the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.

Nordic Markets – Finland, Norway, Sweden

➢	Putnam will vote against the entire board of directors if:

Board Independence:

• The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)

• The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland, Norway)

• An executive director is a member of the board. (Norway)

Audit Committee:

• The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)

• The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)

• The audit committee is not majority independent. (Norway)

Remuneration Committee:

• The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)

• The remuneration committee is not majority independent of the company. (Finland)

• The remuneration committee does not consist fully of non-executive directors. (Finland)

• The remuneration committee is not fully independent of management (Norway)

• The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway)

Board Nomination Committee:

• The nomination committee does not consist of a majority of directors independent from the company. (Finland)

• An executive is a member of the nomination committee. (Finland)

External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:

• The external committee is not majority independent of the company and management. (Sweden)

• The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)

• The external committee does not meet best practice based on ISS analysis. (Finland)

• The external committee is not majority independent of the board and management. (Norway)

• The external committee has more than one member of the board of the directors sitting on the committee. (Norway)

• There is insufficient disclosure provided for new nominees (Norway)

• An executive is a member of the committee. (Norway)

Russia

➢	Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

Singapore

➢	Putnam will vote against from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

United Kingdom, Ireland

Commentary:

Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

➢	Putnam will withhold votes from the entire board of directors if:
•	the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,

•	the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or

•	the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or

•	The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.

All other jurisdictions

➢	In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
➢	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent directors, or

•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

Additional Commentary regarding all Non-US jurisdictions:

Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.

➢	Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.

➢	Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.

➢	Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.

➢	Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.

➢	Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.

Shareholder nominated directors/self-nominated directors

➢	Putnam will vote against shareholder nominees if Putnam supports the board of directors.

➢	Putnam will vote on a case-by case basis if Putnam will be voting against the current board.

➢	Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.

Other Business Matters

Japan

A.	Article Amendments

➢	The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

➢	Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

➢	Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).

➢	Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, “special directors” who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.

➢	Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.

➢	Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders’ right to submit shareholder proposals or call special meetings.)

B. Compensation Related Matters

➢	Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

➢	Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

➢	Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.

C. Other Business Matters

➢	Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

➢	Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

➢	Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

➢	Putnam will vote against proposals that authorize the board to vary the AGM record date.

➢	Putnam will vote for proposals to abolish the retirement bonus system

➢	Putnam will vote for board-approved director/officer indemnification proposals

➢	Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

➢	Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:

1)	The poison pill must have a duration of no more than three years.
2)	The trigger threshold must be no less than 20 percent of issued capital.
3)	The company must have no other types of takeover defenses in place.
4)	The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s’ definition of independence.
5)	At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.
6)	The directors must stand for reelection on an annual basis.
7)	The company must release its proxy materials no less than three weeks before the meeting date.

➢	Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.

➢	Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)

➢	Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.

➢	Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.

➢	Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders’ ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.

United Kingdom

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.

France

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.

➢

Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.

Canada

➢	Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company’s policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.

Hong Kong

➢	Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

This policy supplements policies regarding share issuances as stated above under section III. Voting Shares of Non-US Issuers.

Taiwan

➢	Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.

Australia

➢	Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

➢	Putnam will vote for proposals renewing partial takeover provisions.

➢	Putnam will vote on a case-by-case basis on Board-Spill proposals.

Turkey

➢	Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Portfolio Managers.

The officers of the investment manager identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund
		Employer	Positions Over Past Five Years
Benjamin Barber, CFA	2024	Franklin Advisors	Portfolio Manager
		2020 – Present

James Conn, CFA	2024	Franklin Advisors	Portfolio Manager
		1987 – Present
Garrett Hamilton, CFA	2016	Franklin Advisors	Portfolio Manager
		2024 – Present
		Putnam Investments
		2016-2024
Francisco Rivera	2024	Franklin Advisors	Portfolio Manager
		1994 – Present
Daniel Workman, CFA	2024	Franklin Advisors	Portfolio Manager
		2003 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open- end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single- sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Benjamin Barber	13	$21,649,500,000	5	$495,200,000	3	$233,200,000
James Conn	13	$21,649,500,000	5	$495,200,000	4	$654,100,000
Garrett Hamilton	18	$23,538,800,000	2	$238,100,000	0	$0
Francisco Rivera	13	$21,649,500,000	2	$238,100,000	112	$5,084,300,000
Daniel Workman	13	$21,649,500,000	2	$238,100,000	3	$6,800,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which the investment manager believes are faced by investment professionals at most major financial firms. As described below, the investment manager and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

The investment manager attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under the investment manager’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•	Front running is strictly prohibited.
•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, the investment manager has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the investment managers investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, the investment manager or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. The investment manager or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. The investment manager, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. t\The investment manager policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in the investment managers daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, the investment managers trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The investment manager trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Franklin Advisers opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the investment managers trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. The investment manager and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the investment manager has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Franklin evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by the investment manager with similar strategies in those products’ Lipper categories. This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by a private fund managed by Putnam (the “Private Fund”) in connection with their service as members of the Private Fund portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers—Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how the investment manager addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*: Assets in the fund

Name	Year	$0	$0-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	$1,000,001 and over
Garret Hamilton	2026	x
	2025	x
Benjamin Barber	2026	x
	2025	x
James Conn	2026	x
	2025	x
Francisco Rivera	2026	x
	2025	x
Daniel Workman	2026	x
	2025	x

(b)	Not applicable

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
May 1 – May 31, 2025	213,146	$9.97	213,146	1,055,337
June 1 – June 30, 2025	151,192	$9.83	151,192	904,145
July 1 – July 31, 2025	93,305	$9.81	93,305	810,840
August 1 – August 31, 2025	156,209	$9.85	156,209	654,631
September 1 – September 30, 2025	44,948	$10.27	44,948	609,683
October 1 – October 31, 2025	-	-	-	609,683
November 1 – November 30, 2025	-	-	-	609,683
December 1 – December 31, 2025	-	-	-	609,683
January 1 – January 31, 2026	-	-	-	609,683
February 1 – February 28, 2026	-	-	-	609,683
March 1 – March 31, 2026	-	-	-	609,683
April 1 – April 30, 2026	-	-	-	609,683
Total	658,800		658,800

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrants acknowledge the Staff’s comment. In future filings on Form N-CSR, the certifications required by Rule 30a-2 and Item 19(a)(3) will include the designations “principal executive officer” and “principal financial officer” in the signature blocks, reflecting the capacity in which each signatory executes the certification, in conformity with the language of the Rule and Form N-CSR. The Registrants may also include each signatory’s actual title with respect to the Funds alongside the required designation.

(b)	During the period covered by this report, the Registrant transitioned to a new third-party service provider who performs certain accounting and administrative services for the Registrant that are subject to Franklin Templeton’s oversight.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANY.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Putnam Municipal Opportunities Trust

By:	/s/ Jane Trust
Jane Trust
Principal Executive Officer

Date:	June 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Principal Executive Officer

Date:	June 25, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 25, 2026